UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

JoEllen Legg, Esq.

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end:  October 31

Date of reporting period: May 1, 2015 – July 31, 2015

Item 1. Schedule of Investments.

ALPS | Alerian MLP Infrastructure Index Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

	Shares	Value (Note 2)

MASTER LIMITED PARTNERSHIPS (98.99%)
Gathering & Processing (29.65%)
Pipelines (29.65%)
Crestwood Midstream Partners LP	37,817	$377,792
DCP Midstream Partners LP	22,740	709,488
EnLink Midstream Partners LP	33,655	661,994
MarkWest Energy Partners LP	40,061	2,621,592
Targa Resources Partners LP	38,486	1,440,916
Western Gas Partners LP	19,150	1,129,467
Williams Partners LP	46,943	2,165,480

		9,106,729

TOTAL GATHERING & PROCESSING		9,106,729

Natural Gas Transportation (28.79%)
Pipelines (28.79%)
Energy Transfer Partners LP	45,196	2,314,035
Enterprise Products Partners LP	105,269	2,982,271
EQT Midstream Partners LP	12,026	947,408
ONEOK Partners LP	40,077	1,298,094
Spectra Energy Partners LP	13,234	642,379
TC PipeLines LP	11,510	659,523

		8,843,710

TOTAL NATURAL GAS TRANSPORTATION		8,843,710

Petroleum Transportation (40.55%)
Pipelines (40.55%)
Buckeye Partners LP	20,171	1,512,220
Enbridge Energy Partners LP	43,330	1,361,862
Genesis Energy LP	20,812	923,844
Magellan Midstream Partners LP	31,942	2,248,717
NGL Energy Partners LP	20,585	569,793
NuStar Energy LP	15,956	902,631
Plains All American Pipeline LP	54,145	2,260,554
Shell Midstream Partners LP	11,315	480,435
Sunoco Logistics Partners LP	40,627	1,520,262
Tesoro Logistics LP	12,890	675,951

		12,456,269

TOTAL PETROLEUM TRANSPORTATION		12,456,269

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $32,549,844)		30,406,708

TOTAL INVESTMENTS (98.99%)
(Cost $32,549,844)		$30,406,708

Other Assets In Excess Of Liabilities (1.01%)		311,030

NET ASSETS (100.00%)		$30,717,738

Common Abbreviations:

LP - Limited Partnerships.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

ALPS|CoreCommodity Management CompleteCommodities® Strategy Fund
CONSOLIDATED STATEMENT of INVESTMENTS
July 31, 2015 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (33.94%)
Argentina (0.11%)
YPF SA, Sponsored ADR	21,316	$488,776

Australia (0.79%)
BHP Billiton, Ltd.	24,505	473,771
Caltex Australia, Ltd.	14,292	360,935
Fortescue Metals Group, Ltd.	31,313	42,458
GrainCorp, Ltd., Class A	41,007	267,669
Iluka Resources, Ltd.	60,429	348,064
Incitec Pivot, Ltd.	188,051	497,590
Nufarm, Ltd.	36,328	204,997
Orica, Ltd.	38,628	542,397
Regis Resources, Ltd.(a)	206,540	196,262
Sandfire Resources NL	41,755	183,735
South32, Ltd.(a)	68,819	89,791
South32, Ltd., ADR(a)	1,290	8,217
Woodside Petroleum, Ltd.	9,366	244,063

		3,459,949

Austria (0.21%)
OMV AG	15,986	425,310
Voestalpine AG	11,421	490,185

		915,495

Bermuda (0.19%)
Kosmos Energy, Ltd.(a)	67,844	488,477
Nabors Industries, Ltd.	11,916	138,345
Seadrill, Ltd.	23,774	211,826

		838,648

Brazil (0.27%)
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	77,481	392,054
Cia Siderurgica Nacional SA, Sponsored ADR	1,580	1,975
Gerdau SA, Sponsored ADR	190,337	329,283
Petroleo Brasileiro SA, Sponsored ADR(a)	35,152	239,034
Vale SA, Sponsored ADR	42,979	226,069

		1,188,415

Canada (3.67%)
Agnico-Eagle Mines, Ltd.	13,986	309,506
Alamos Gold, Inc., Class A(a)	96,038	312,099
ARC Resources, Ltd.	39,087	584,878
Argonaut Gold, Inc.(a)	14,775	14,686
AuRico Metals, Inc.(a)	42,229	16,790
B2Gold Corp.(a)	168,500	182,949
Barrick Gold Corp.	5,870	41,442
Cameco Corp.	22,228	305,191
Canadian Natural Resources, Ltd.	5,741	139,966
Canadian Oil Sands, Ltd.	214,208	1,221,846
Cenovus Energy, Inc.	110,729	1,613,713
Centerra Gold, Inc.	78,900	394,545
Crescent Point Energy Corp.	10,981	166,329
Detour Gold Corp.(a)	16,587	160,943
Eldorado Gold Corp.	65,346	224,790
Encana Corp.	128,283	973,668
Endeavour Silver Corp.(a)	18,980	26,003
First Quantum Minerals, Ltd.	33,447	267,249

	Shares	Value (Note 2)

Canada (continued)
Franco-Nevada Corp.	9,227	$374,063
Goldcorp, Inc.	31,061	412,490
HudBay Minerals, Inc.	23,000	148,251
Husky Energy, Inc.	10,586	193,290
IAMGOLD Corp.(a)	456	693
Imperial Oil, Ltd.	25,209	932,724
Lundin Mining Corp.(a)	137,200	495,152
Maple Leaf Foods, Inc.	10,500	182,165
MEG Energy Corp.(a)	40,800	437,371
New Gold, Inc.(a)	69,617	153,157
Osisko Gold Royalties, Ltd.	2,569	28,384
Pacific Rubiales Energy Corp.	28,200	78,702
Pan American Silver Corp.	8,431	52,609
Peyto Exploration & Development Corp.	13,600	294,285
Potash Corp. of Saskatchewan, Inc.	58,870	1,600,087
Primero Mining Corp.(a)	37,900	98,238
Sandstorm Gold, Ltd.(a)	39,467	100,641
SEMAFO, Inc.(a)	110,100	239,924
Silver Standard Resources, Inc.(a)	44,960	258,520
Silver Wheaton Corp.	29,773	389,431
SunCoke Energy, Inc.	16,171	198,742
Suncor Energy, Inc.	52,160	1,469,160
Tahoe Resources, Inc.	6,600	53,694
Teck Resources, Ltd., Class B	10,972	80,574
Tourmaline Oil Corp.(a)	7,500	185,457
TransCanada Corp.	7,142	277,576
Turquoise Hill Resources, Ltd.(a)	81,758	277,160
Yamana Gold, Inc.	92,948	182,318

		16,151,451

Chile (0.08%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	25,642	346,423

China (0.81%)
China Petroleum & Chemical Corp., ADR	464	34,897
China Petroleum & Chemical Corp., Class H	400,358	303,665
China Shenhua Energy Co., Ltd., Class H	95,369	181,578
CNOOC, Ltd.	250,001	309,909
CNOOC, Ltd., Sponsored ADR	14,630	1,794,370
Jiangxi Copper Co., Ltd., Class H	50,082	67,833
PetroChina Co., Ltd., ADR	4,087	402,120
PetroChina Co., Ltd., Class H	330,045	327,393
Zijin Mining Group Co., Ltd., Class H	560,331	150,341

		3,572,106

Colombia (0.13%)
Ecopetrol SA, Sponsored ADR	50,903	574,695

Denmark (0.06%)
FLSmidth & Co. A/S	6,011	268,931

Finland (0.22%)
Kemira OYJ	10,739	138,581
Neste OYJ	19,790	550,097
Outotec OYJ	43,438	290,290

		978,968

	Shares	Value (Note 2)

France (0.16%)
TOTAL SA	4,886	$241,875
TOTAL SA, Sponsored ADR	9,057	446,419

		688,294

Germany (0.82%)
Aurubis AG	639	38,226
K+S AG	78,161	3,206,996
Salzgitter AG	10,429	372,416

		3,617,638

India (0.08%)
Reliance Industries, Ltd., Sponsored GDR(b)	8,852	275,740
Vedanta, Ltd., ADR	9,014	72,562

		348,302

Israel (0.07%)
The Israel Corp., Ltd.	785	276,712
Tower Semiconductor, Ltd.(a)	1,846	25,108

		301,820

Italy (0.13%)
Eni SpA, Sponsored ADR	16,393	573,755

Japan (1.86%)
Hitachi Metals, Ltd.	50,000	744,342
Idemitsu Kosan Co., Ltd.	25,931	477,255
Inpex Corp.	106,133	1,156,514
Iseki & Co., Ltd.	20,907	38,293
JFE Holdings, Inc.	12,600	236,425
Kubota Corp.	112,000	1,919,006
Kurita Water Industries, Ltd.	10,616	232,218
Maruichi Steel Tube, Ltd.	20,000	515,593
Nihon Nohyaku Co., Ltd.	16,100	148,484
Nihon Trim Co., Ltd.	4,101	121,109
Nippon Steel & Sumitomo Metal Corp.	342	809
Nisshin Steel Co., Ltd.	29,000	336,249
Osaka Titanium Technologies Co., Ltd.	8,500	222,213
Showa Shell Sekiyu KK	44,500	418,304
Sumitomo Forestry Co., Ltd.	15,159	180,046
Sumitomo Metal Mining Co., Ltd.	48,000	646,597
Tokyo Steel Manufacturing Co., Ltd.	37,000	253,762
TonenGeneral Sekiyu KK	36,000	360,479
Yamato Kogyo Co., Ltd.	6,700	157,425

		8,165,123

Jersey (0.09%)
Randgold Resources, Ltd., ADR	6,784	409,550

Luxembourg (0.31%)
APERAM SA(a)	13,273	489,717
ArcelorMittal	26,951	243,785
Subsea 7 SA(a)	63,173	553,352
Tenaris SA, ADR	2,743	68,986

		1,355,840

Mexico (0.18%)
Grupo Mexico SAB de CV, Series B	224,783	$613,977
Industrias Penoles SAB de CV	13,107	199,739

		813,716

	Shares	Value (Note 2)

Netherlands (0.23%)
Fugro NV(a)	29,122	$610,081
Royal Dutch Shell PLC, Class A, Sponsored ADR	6,890	396,037

		1,006,118

Norway (1.09%)
Marine Harvest ASA	75,761	935,830
Norsk Hydro ASA	104,109	388,348
Statoil ASA	48,474	820,120
TGS Nopec Geophysical Co. ASA	18,310	386,219
Yara International ASA	45,654	2,272,514

		4,803,031

Peru (0.12%)
Cia de Minas Buenaventura SAA, ADR	71,096	506,203

Singapore (0.22%)
Golden Agri-Resources, Ltd.	893,758	205,222
Kenon Holdings, Ltd.(a)	5,495	86,349
Olam International, Ltd.	46,254	62,038
Wilmar International, Ltd.	257,061	599,625

		953,234

South Africa (0.55%)
Anglo Platinum, Ltd.(a)	5,831	121,398
Gold Fields, Ltd., Sponsored ADR	60,039	165,708
Harmony Gold Mining Co., Ltd., Sponsored ADR(a)	38,989	38,907
Impala Platinum Holdings, Ltd.(a)	39,295	141,366
Kumba Iron Ore, Ltd.	22,220	190,737
Sasol, Ltd.	50,949	1,767,271
Sibanye Gold, Ltd., Sponsored ADR	2,515	13,455

		2,438,842

South Korea (0.03%)
POSCO, Sponsored ADR	2,859	118,706

Spain (0.03%)
Acerinox SA	10,270	125,197

Sweden (0.31%)
Boliden AB	7,842	144,809
Holmen AB, B Shares	11,000	313,930
Lundin Petroleum AB(a)	16,470	238,838
SSAB AB, A Shares(a)	41,117	195,892
Svenska Cellulosa AB SCA, Class B	16,465	468,752

		1,362,221

Switzerland (1.31%)
Glencore PLC	28,003	90,960
Noble Corp. PLC	9,174	109,629
Syngenta AG	12,722	5,239,942
Transocean, Ltd.	8,890	117,882
Weatherford International, Ltd.(a)	20,498	218,919

		5,777,332

United Kingdom (0.59%)
Anglo American PLC	6,469	81,950
Antofagasta PLC	13,306	117,819
BG Group PLC	23,065	393,513
BHP Billiton PLC, ADR	3,227	118,592
BP PLC, Sponsored ADR	21,309	787,794
CNH Industrial N.V.	36,636	328,625

	Shares	Value (Note 2)

United Kingdom (continued)
Fresnillo PLC	14,550	$147,011
Kazakhmys PLC(a)	11,431	28,901
Lonmin PLC(a)	32,588	26,540
Severn Trent PLC	9,330	321,127
United Utilities Group PLC	16,752	233,354

		2,585,226

United States (19.22%)
AGCO Corp.	33,294	1,831,503
Allegheny Technologies, Inc.	5,767	122,952
Allied Nevada Gold Corp.(a)	28,885	2,542
American States Water Co.	5,263	202,889
American Vanguard Corp.	9,167	117,521
American Water Works Co., Inc.	3,695	191,807
The Andersons, Inc.	6,430	239,839
Apache Corp.	4,465	204,765
Aqua America, Inc.	14,536	369,796
Archer-Daniels-Midland Co.	13,777	653,305
Baker Hughes, Inc.	3,155	183,463
Calgon Carbon Corp.	5,034	89,052
California Resources Corp.	5,559	23,515
California Water Service Group	7,154	154,026
Cal-Maine Foods, Inc.	13,156	712,529
Cameron International Corp.(a)	27,388	1,381,999
Carpenter Technology Corp.	5,307	199,225
Carrizo Oil & Gas, Inc.(a)	1,829	69,740
Century Aluminum Co.(a)	28,070	261,612
CF Industries Holdings, Inc.	110,123	6,519,282
Chesapeake Energy Corp.	17,429	150,935
Chevron Corp.	8,502	752,257
Cimarex Energy Co.	3,872	403,153
Civeo Corp.	14,255	30,506
Cliffs Natural Resources, Inc.	7,741	19,507
Coeur Mining, Inc.(a)	22,697	80,120
Commercial Metals Co.	24,641	379,718
ConocoPhillips	1,680	84,571
Continental Resources, Inc.(a)	143	4,778
Core Laboratories N.V.	13,215	1,448,760
CST Brands, Inc.	2,472	93,639
CVR Energy, Inc.	17,628	673,918
Darling Ingredients, Inc.(a)	11,542	148,315
Deere & Co.	6,627	626,715
Delek US Holdings, Inc.	21,815	778,141
Devon Energy Corp.	7,198	355,725
Diamond Offshore Drilling, Inc.	3,190	70,021
Diamondback Energy, Inc.	2,929	197,122
Dril-Quip, Inc.(a)	27,052	1,580,107
Energen Corp.	14,663	809,398
Ensco PLC, Class A	9,480	157,178
EOG Resources, Inc.	4,853	374,603
EP Energy Corp., Class A(a)	39,837	333,436
EQT Corp.	3,493	268,437
Exterran Holdings, Inc.	11,037	273,607
Exxon Mobil Corp.	19,714	1,561,546
First Majestic Silver Corp.(a)	40,390	123,997
FMC Corp.	76,010	3,689,525
FMC Technologies, Inc.(a)	26,399	864,831
Freeport-McMoRan, Inc.	6,163	72,415
Halliburton Co.	564	23,570
Harsco Corp.	21,983	302,046
Hecla Mining Co.	101,198	212,516
Helix Energy Solutions Group, Inc.(a)	73,603	616,057
Helmerich & Payne, Inc.	18,279	1,055,430
Hess Corp.	13,655	805,782

	Shares	Value (Note 2)

United States (continued)
HollyFrontier Corp.	28,340	$1,367,688
Hormel Foods Corp.	66,266	3,923,610
Ingredion, Inc.	9,393	828,463
Intrepid Potash, Inc.(a)	32,370	276,440
Joy Global, Inc.	19,293	509,528
Kaiser Aluminum Corp.	1,761	148,716
Kinder Morgan, Inc.	5,763	199,630
Lindsay Corp.	4,274	358,460
Marathon Oil Corp.	47,107	989,718
Marathon Petroleum Corp.	31,343	1,713,522
McEwen Mining, Inc.	29,851	21,791
Monsanto Co.	52,598	5,359,210
The Mosaic Co.	37,615	1,615,188
Murphy Oil Corp.	11,628	381,282
National Oilwell Varco, Inc.	17,661	744,058
Newfield Exploration Co.(a)	20,668	677,704
Newmont Mining Corp.	84	1,442
Noble Energy, Inc.	4,222	148,741
NOW, Inc.(a)	1,643	28,588
Occidental Petroleum Corp.	12,166	854,053
Oceaneering International, Inc.	32,913	1,317,178
Oil States International, Inc.(a)	23,535	708,639
Paragon Offshore PLC	3,058	2,278
Patterson-UTI Energy, Inc.	22,816	376,122
PBF Energy, Inc., Class A	20,977	662,244
Peabody Energy Corp.	7,370	8,844
Phillips 66	10,779	856,931
Pilgrim’s Pride Corp.	309,052	6,687,885
Pioneer Natural Resources Co.	2,078	263,428
Plum Creek Timber Co., Inc. REIT	4,614	189,174
Potash Corp. REIT	7,200	252,072
Rayonier Advanced Materials, Inc.	4,357	61,216
Rayonier, Inc. REIT	32,746	805,552
Reliance Steel & Aluminum Co.	16,902	1,024,261
Royal Gold, Inc.	2,115	106,638
RPC, Inc.	145,866	1,794,152
Sanderson Farms, Inc.	98,925	7,123,589
Schlumberger, Ltd.	13,453	1,114,177
Seventy Seven Energy, Inc.(a)	592	1,847
Southern Copper Corp.	39,123	1,089,967
Southwestern Energy Co.(a)	12,696	236,146
Spectra Energy Corp.	5,869	177,596
Steel Dynamics, Inc.	17,923	358,998
Stillwater Mining Co.(a)	112	1,066
Superior Energy Services, Inc.	13,527	229,959
Valero Energy Corp.	20,330	1,333,648
Walter Energy, Inc.	68,768	5,364
Western Refining, Inc.	37,170	1,641,427
Weyerhaeuser Co. REIT	56,586	1,736,624
Whiting Petroleum Corp.(a)	2,961	60,671
The Williams Co., Inc.	7,776	408,085
World Fuel Services Corp.	8,104	329,428
Worthington Industries, Inc.	15,573	421,405

		84,488,187

TOTAL COMMON STOCKS
(Cost $175,734,214)		149,222,192

MASTER LIMITED PARTNERSHIPS (0.48%)
United States (0.48%)
Buckeye Partners LP	977	73,246
CVR Partners LP	7,942	102,134
CVR Refining LP	31,595	653,701
Energy Transfer Partners LP	2,591	132,659
Enterprise Products Partners LP	10,676	302,451

Shares	Value (Note 2)

United States (continued)
Magellan Midstream Partners LP	2,054	$144,602
MarkWest Energy Partners LP	1,427	93,383
Northern Tier Energy LP	13,171	329,275
Plains All American Pipeline LP	3,090	129,007
Rentech Nitrogen Partners LP	7,631	93,938
Williams Partners LP	1,242	57,293

2,111,689

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $2,334,521)	2,111,689

Principal Amount	Value (Note 2)

COMMODITY-LINKED NOTES (0.61%)
Bank of America Corp., Commodity-Linked Note Linked to the Merrill Lynch Commodity Index eXtra J-Series F3 Total Return Index, 0.000%, 2/9/16(c)	$ 4,100,000	$2,682,696

TOTAL COMMODITY-LINKED NOTES
(Cost $4,100,000)	2,682,696

GOVERNMENT BONDS (59.78%)
U.S. Treasury Bonds (59.78%)
United States Treasury Inflation Indexed Bonds
2.000%, 1/15/16	21,263,613	21,374,906
0.125%, 4/15/16(d)	79,711,320	79,412,402
2.500%, 7/15/16	2,178,079	2,235,084
0.875%, 11/30/16	25,000,000	25,130,850
2.375%, 1/15/17(d)	10,316,425	10,714,577
1.000%, 3/31/17(d)	36,000,000	36,253,116
0.125%, 4/15/17(d)	15,178,890	15,255,968
0.750%, 6/30/17(d)	45,000,000	45,087,885
2.625%, 7/15/17(d)	14,626,928	15,509,107
1.625%, 1/15/18	11,349,400	11,879,633

262,853,528

TOTAL GOVERNMENT BONDS
(Cost $265,206,764)	262,853,528

Expiration Date	Exercise Price	Number of Contracts	Value (Note 2)

PURCHASED OPTIONS (0.01%)
Purchased Call Options (0.01%)
WTI Crude Future:
11/17/15	$80.00	500	$30,000
11/17/15	100.00	225	2,250

32,250

Total Purchased Call Options
(Cost $1,373,465)	32,250

TOTAL PURCHASED OPTIONS
(Cost $1,373,465)	32,250

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (8.50%)
Money Market Fund (8.50%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.00004%	37,391,984	$37,391,984

TOTAL SHORT TERM INVESTMENTS
(Cost $37,391,984)			37,391,984

TOTAL INVESTMENTS (103.32%)
(Cost $486,140,948)			$454,294,339

Liabilities in Excess of Other Assets (-3.32%)			(14,610,365) (e)

NET ASSETS - 100.00%			$439,683,974

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under rule 144A of the securities act of 1933. This Security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2015, the market value of those securities was $275,740 representing 0.06% of the Fund’s net assets.
(c)	Floating or variable rate security. Interest rate disclosed is that which is in effect at July 31, 2015.
(d)	Security, or portion of security, is being held as collateral for total return swap contracts, futures contracts and written options aggregating a total market value of $63,087,268.
(e)	Includes cash which is being held as collateral for total return swap contracts, future contracts and written options in the amount of $14,811,653.

Common Abbreviations:

A/S - Aktieselskab is the Danish equivalent for the term Stock Company.

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

GDR - Global Depositary Receipt.

KK - Kabushiki Kaisha is the Japanese equivalent for the term Stock Company.

Ltd. - Limited.

LP - Limited Partnership.

N.V. - Naamloze vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.

PLC - Public Limited Co.

REIT - Real Estate Investment Trust.

SA - Generally designated corporations in various countries, mostly those employing the civil law.

SAA - Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.

SAB de CV - A variable capital company.

SCA - Societe en commandite pe actiuni is the Romanian term for limited liability partnership.

SpA - Societa per Azione.

For Fund compliance purposes, the Fund’s industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value (Note 2)

Written Call Options
WTI Crude Future:
	11/17/15	$49.00	(100)	$(384,000)
	11/17/15	90.00	(500)	(15,000)
	11/17/15	100.00	(225)	(2,250)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $1,688,514)				(401,250)

Written Put Options
Wheat Future	8/21/15	490.00	(30)	(16,688)
WTI Crude Future	11/17/15	70.00	(100)	(2,122,000)

TOTAL WRITTEN PUT OPTIONS
(Premiums received $317,835)				(2,138,688)

TOTAL WRITTEN OPTIONS
(Premiums received $2,006,349)				$(2,539,938)

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation

Copper Future	Short	(39)	9/29/15	$(2,304,413)	$519,168
WTI Crude Future	Short	(244)	8/20/15	(11,497,280)	1,606,801

				$(13,801,693)	$2,125,969

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation

Brent Crude Future	Long	265	8/15/15	$13,835,650	$(1,680,070)
Coffee C Future	Long	25	9/19/15	1,174,219	(52,885)
Gold 100 Oz Future	Long	32	12/30/15	3,504,320	(8,468)
LME Nickel Future	Long	10	9/15/15	660,827	(141,998)
LME Zinc Future	Long	2	9/15/15	95,488	(11,568)
Platinum Future	Long	61	10/29/15	3,004,250	(236,099)
Silver Future	Long	39	9/29/15	2,875,275	(154,872)
Sugar #11 (World)	Long	160	10/01/15	1,996,288	(128,554)

				$27,146,317	$(2,414,514)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Appreciation

Bank of America - Merrill Lynch	ML Nickel	$639,060	N/A	10/7/2015	$22,620

					$22,620

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Received by Fund	Termination Date	Unrealized Appreciation

Bank of America - Merrill Lynch	MLCS Copper J-F3	$(4,374,508)	USB3MTA*	6/30/2016	$410,266
Bank of America - Merrill Lynch	MLCS Coffee J-F3	(3,014,577)	USB3MTA*	6/30/2016	166,187
Bank of America - Merrill Lynch	MLCS Silver J-F3	(497,742)	USB3MTA*	6/30/2016	26,858
Bank of America - Merrill Lynch	MLCX Aluminum J-F3	(4,144,540)	USB3MTA*	6/30/2016	182,935

					786,246

				Total Appreciation	$808,866

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Depreciation

UBS	CRB 3 Month Total Return Index**	$22,670,770	USB3MTA* + 40 bps	11/30/2015	$(2,369,528)
Citigroup	CRB 3 Month Total Return Index**	72,285,404	USB3MTA* + 27 bps	9/18/2015	(7,555,204)
Societe Generale	CRB 3 Month Total Return Index**	110,357,375	USB3MTA* + 35 bps	11/30/2015	(11,534,451)
Bank of America - Merrill Lynch	CRB 3 Month Total Return Index**	73,127,451	USB3MTA* + 35 bps	6/30/2016	(7,225,138)
Bank of America - Merrill Lynch	LME Copper Future	3,849,120	N/A	8/14/2015	(716,220)
Bank of America - Merrill Lynch	ML Aluminum GA6	4,207,627	USB3MTA* + 10 bps	6/30/2016	(167,271)
Bank of America - Merrill Lynch	ML eXtra Copper GA6	4,393,530	USB3MTA* + 10 bps	6/30/2016	(403,434)
Bank of America - Merrill Lynch	ML eXtra Coffee GA6	3,114,684	USB3MTA* + 10 bps	6/30/2016	(169,510)
Bank of America - Merrill Lynch	ML eXtra Silver GA6	500,849	USB3MTA* + 10 bps	6/30/2016	(26,884)

				Total Depreciation	$(30,167,640)

(a)	The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.
*	United States Auction Results 3 Month Treasury Bill High Discount.
**	CRB – Commodity Research Bureau.

ALPS | Kotak India Growth Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (97.49%)
Consumer Discretionary (11.37%)
Auto Components (3.09%)
Motherson Sumi Systems, Ltd.	48,000	$ 259,880
MRF, Ltd.	450	286,620

		546,500

Automobiles (6.51%)
Maruti Suzuki India, Ltd.	7,870	531,151
Tata Motors, Ltd., Class A(a)	96,894	392,882
TVS Motor Co., Ltd.	61,000	226,000

		1,150,033

Media (1.77%)
Dish TV India, Ltd.(a)	173,000	313,120

TOTAL CONSUMER DISCRETIONARY		2,009,653

Consumer Staples (8.21%)
Beverages (1.16%)
United Breweries, Ltd.	12,500	205,800

Food Products (1.88%)
Britannia Industries, Ltd.	6,750	331,801

Household Products (0.86%)
Jyothy Laboratories, Ltd.	32,000	151,645

Personal Products (0.89%)
Colgate-Palmolive India, Ltd.	5,100	158,219

Tobacco (3.42%)
ITC, Ltd.	119,000	604,575

TOTAL CONSUMER STAPLES		1,452,040

Energy (4.23%)
Oil, Gas & Consumable Fuels (4.23%)
Hindustan Petroleum Corp., Ltd.	27,000	388,257
Reliance Industries, Ltd.	22,959	358,657

		746,914

TOTAL ENERGY		746,914

Financials (29.68%)
Commercial Banks (21.04%)
Axis Bank, Ltd.	80,864	722,624
Bank of Baroda	96,240	266,424
HDFC Bank, Ltd.	48,033	832,985
ICICI Bank, Ltd.	140,000	662,532
IndusInd Bank, Ltd.(a)	27,485	418,783
State Bank of India	110,900	466,567
Yes Bank, Ltd.	27,100	349,900

		3,719,815

Consumer Finance (2.31%)
Shriram Transport Finance Co., Ltd.	14,065	195,527

	Shares	Value (Note 2)

Consumer Finance (continued)
SKS Microfinance, Ltd.(a)	23,500	$ 212,968

		408,495

Diversified Financial Services (0.98%)
Multi Commodity Exchange of India, Ltd.	9,750	172,696

Insurance (1.30%)
MAX India, Ltd.	26,815	229,197

Real Estate Management & Development (0.97%)
The Phoenix Mills, Ltd.	30,670	171,906

Thrifts & Mortgage Finance (3.08%)
Housing Development Finance Corp., Ltd.	26,100	545,310

TOTAL FINANCIALS		5,247,419

Health Care (6.28%)
Pharmaceuticals (6.28%)
Cadila Healthcare, Ltd.	6,530	192,163
Cipla, Ltd.	22,500	248,685
Lupin, Ltd.	9,100	240,835
Sun Pharmaceutical Industries, Ltd.	33,400	427,847

		1,109,530

TOTAL HEALTH CARE		1,109,530

Industrials (11.64%)
Construction & Engineering (4.54%)
Larsen & Toubro, Ltd.	21,500	600,272
MBL Infrastructures, Ltd.	45,800	202,266

		802,538

Electrical Equipment (3.86%)
Amara Raja Batteries, Ltd.	17,325	238,451
Crompton Greaves, Ltd.	60,200	172,338
Finolex Cables, Ltd.	44,000	175,310
V-Guard Industries, Ltd.	6,461	96,078

		682,177

Machinery (1.62%)
Thermax, Ltd.	7,021	114,489
Timken India, Ltd.	18,200	170,901

		285,390

Transportation Infrastructure (1.62%)
Gateway Distriparks, Ltd.	25,500	147,407
IL&FS Transportation Networks, Ltd.	60,343	139,373

		286,780

TOTAL INDUSTRIALS		2,056,885

Information Technology (12.29%)
IT Services (12.29%)
HCL Technologies, Ltd.	20,300	316,049
Infosys, Ltd.	53,950	907,464
Tata Consultancy Services, Ltd.	18,248	713,979

	Shares	Value (Note 2)

IT Services (continued)
Tech Mahindra, Ltd.	28,500	$ 235,892

		2,173,384

TOTAL INFORMATION TECHNOLOGY		2,173,384

Materials (12.88%)
Chemicals (3.71%)
Akzo Nobel India, Ltd.	8,700	184,514
Bayer CropScience, Ltd.	2,300	143,268
Berger Paints India, Ltd.	57,600	195,748
Supreme Industries, Ltd.	13,500	131,976

		655,506

Construction Materials (9.17%)
ACC, Ltd.	10,860	234,845
Century Textiles & Industries, Ltd.	19,200	210,741
JK Cement, Ltd.	29,500	314,391
Orient Cement, Ltd.	55,974	160,352
The Ramco Cements, Ltd.	50,317	284,318
Shree Cement, Ltd.	1,100	195,797
Ultratech Cement, Ltd.	4,500	221,103

		1,621,547

TOTAL MATERIALS		2,277,053

Telecommunication Services (0.91%)
Diversified Telecommunication (0.91%)
Tata Communications, Ltd.	22,970	161,261

TOTAL TELECOMMUNICATION SERVICES		161,261

TOTAL COMMON STOCKS (Cost $15,327,964)		17,234,139

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.10%)
Money Market Fund (1.10%)
Dreyfus Cash Advantage Fund, Institutional Class	0.088%	194,636	194,636

TOTAL SHORT TERM INVESTMENTS (Cost $194,636)			194,636

TOTAL INVESTMENTS (98.59%) (Cost $15,522,600)			$ 17,428,775

Other Assets In Excess Of Liabilities (1.41%)			249,131

NET ASSETS (100.00%)			$ 17,677,906

(a) Non-Income Producing Security. Common Abbreviations: Ltd. - Limited.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

ALPS | Red Rocks Listed Private Equity Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

	Shares	Value (Note 2)

CLOSED-END FUNDS (12.72%)
Apax Global Alpha, Ltd.(a)	4,022,335	$ 7,734,076
Graphite Enterprise Trust PLC	625,835	5,766,281
HBM Healthcare Investments AG, Class A	126,983	13,075,451
HgCapital Trust PLC	1,045,659	17,962,497
Oakley Capital Investments, Ltd.(a)	3,990,546	10,080,001
Pantheon International Participations PLC, Ordinary Shares(a)	217,971	4,455,765
Pantheon International Participations PLC, Redeemable Shares(a)	357,700	7,178,042

		66,252,113

TOTAL CLOSED-END FUNDS (Cost $61,329,076)		66,252,113

COMMON STOCKS (85.02%)
Diversified (13.80%)
Holding Companies-Diversified Operations (13.80%)
Ackermans & van Haaren N.V.	163,432	24,984,909
Remgro, Ltd.	417,397	8,644,402
Schouw & Co.	341,999	18,572,541
Wendel SA	147,853	19,688,532

		71,890,384

TOTAL DIVERSIFIED		71,890,384

Financials (68.51%)
Diversified Financial Services (15.14%)
Apollo Global Management LLC, Class A	238,371	4,903,291
Ares Management LP	301,511	5,722,679
The Blackstone Group LP	748,226	29,367,871
The Carlyle Group LP	696,629	18,537,298
KKR & Co. LP	850,136	20,318,250

		78,849,389

Investment Companies (33.05%)
3i Group PLC	2,898,393	25,052,948
Altamir	810,459	9,782,057
Ares Capital Corp.	312,723	5,031,713
Aurelius AG	608,363	29,397,941
Eurazeo SA	313,205	20,353,153
Fifth Street Senior Floating Rate Corp.	97,412	892,294
Grand Parade Investments, Ltd.	8,990,517	4,299,728
Hosken Consolidated Investments, Ltd.	784,890	8,624,313
Investor AB, B Shares	418,882	16,164,351
IP Group PLC(a)	2,129,132	6,752,995
mutares AG	220,696	4,982,111

	Shares	Value (Note 2)

Investment Companies (continued)
Onex Corp.	383,614	$ 22,010,471
SVG Capital PLC(a)	2,498,474	18,771,291

		172,115,366

Private Equity (16.02%)
Castle Private Equity, Ltd.	409,181	6,034,181
Electra Private Equity PLC	305,797	15,687,456
HarbourVest Global Private Equity, Ltd.	2,450,321	33,385,624
Riverstone Energy, Ltd.(a)	850,614	12,446,753
Standard Life European Private Equity Trust PLC, Ordinary Shares	4,809,486	15,866,434

		83,420,448

Real Estate (4.30%)
Brookfield Asset Management, Inc., Class A	643,571	22,415,578

TOTAL FINANCIALS		356,800,781

Industrials (2.71%)
Miscellaneous Manufacturers (2.71%)
Danaher Corp.	125,627	11,502,408
Melrose Industries PLC	604,738	2,614,070

		14,116,478

TOTAL INDUSTRIALS		14,116,478

TOTAL COMMON STOCKS (Cost $371,897,413)		442,807,643

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.82%)
Money Market Fund (1.82%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.082%	9,473,502	9,473,502

TOTAL SHORT TERM INVESTMENTS (Cost $9,473,502)			9,473,502

TOTAL INVESTMENTS (99.56%) (Cost $442,699,991)			$ 518,533,258

Other Assets In Excess Of Liabilities (0.44%)			2,303,009

NET ASSETS (100.00%)			$ 520,836,267

(a)	Non-Income Producing Security.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

AG -  Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd.  - Limited.

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

ALPS | Sterling ETF Tactical Rotation Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

		Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (99.67%)
SPDR® S&P 500® ETF Trust		75,229	$15,835,705

iShares® Short Treasury Bond ETF		71,804	7,917,827

SPDR® Barclays 1-3 Month T-Bill ETF(a)		173,220	7,917,886

TOTAL EXCHANGE TRADED FUNDS (Cost $31,676,054)			31,671,418

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.11%)
Money Market Fund (1.11%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.082%	352,335	352,335

TOTAL SHORT TERM INVESTMENTS (Cost $352,335)			352,335

TOTAL INVESTMENTS (100.78%) (Cost $32,028,389)			$32,023,753

Liabilities In Excess Of Other Assets (-0.78%)			(246,807)

NET ASSETS (100.00%)			$31,776,946

(a)	Non-Income Producing Security.

Common Abbreviations:

ETF - Exchange Traded Fund.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

ALPS | Westport Resources Hedged High Income Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (1.08%)
ProShares UltraShort Russell 2000®(a)	7,100	$251,198

TOTAL EXCHANGE TRADED FUNDS (Cost $281,637)		251,198

	Principal Amount	Value (Note 2)

BANK LOANS (27.62%)(b)
Basic Materials (0.35%)
Tensar Corp., First Lien Term Loan
5.750% 07/09/2021	$84,363	80,514

Communications (3.59%)
ABG Intermediate Holdings LLC, First Lien Term Loan
5.500% 05/27/2021	250	251
Answers Corporation, First Lien Term Loan
6.250% 10/01/2021	61,690	53,156
Auction.com LLC, Existing May 2011 Term Loan
5.000% 05/12/2016	54,000	53,730
ConvergeOne Holdings Corp., First Lien Initial Term Loan
6.000% 06/17/2020	50,490	50,585
Emerging Markets Communications LLC, First Lien Initial Term Loan
6.750% 07/01/2021	35,000	34,716
Encompass Digital Media, Inc., Second Lien Tranche B Term Loan
8.750% 06/06/2022	100,000	99,750
Extreme Reach, Inc., Second Lien Initial Term Loan
10.500% 01/22/2021	160,000	159,700
iParadigms Holdings LLC, First Lien Initial Term Loan
5.000% 07/30/2021	19,795	19,696
MediArena Acquisition BV, (fka AP NMT Acquisition BV), First Lien Term B Loan
6.750% 08/13/2021	98,505	97,988
Miller Heiman, Inc., Term Loan
6.750% 09/30/2019	34,560	33,566
NextGen Networks Pty. Ltd. (Nextgen Finance LLC), Term B Loan
5.000% 05/31/2021	99,250	92,137
RentPath LLC, First Lien Term Loan
6.250% 12/17/2021	38,775	38,969
TCH-2 Holdings LLC (TravelClick, Inc.), First Lien Initial Term Loan
5.500% 05/06/2021	99,025	98,778

Total Communications		833,022

	Principal Amount	Value (Note 2)

Consumer, Cyclical (4.58%)
Amaya Holdings BV, First Lien Initial Term B Loan
5.000% 08/01/2021	$111,160	$111,160
AMF Bowling Centers, Inc., Term B Loan
7.250% 09/18/2021	41,685	41,946
BDF Acquisition Corp., Initial Term Loan
5.250% 02/12/2021	123,750	121,817
BDF Acquisition Corp., Second Lien Initial Term Loan
9.000% 02/12/2022	23,000	21,850
Big Jack Holdings LP, Initial Term Loan
5.750% 07/01/2022	57,000	56,786
Boulevard Acquisition Corp., Term B Loan
L+4.75% 07/07/2021 (c)	83,000	83,346
CDS U.S. Intermediate Holdings, Inc. (Cirque Du Soleil Canada, Inc.), First Lien Initial Term Loan
6.250% 07/08/2022 (c)	5,000	5,042
CDS U.S. Intermediate Holdings, Inc. (Cirque Du Soleil Canada, Inc.), Second Lien Initial Loan
10.500% 07/10/2023	24,000	24,150
Deluxe Entertainment Services Group, Inc., Initial Term Loan
6.500% 02/28/2020	93,854	91,566
GOBP Holdings, Inc., First Lien Initial Term Loan
4.750% 10/21/2021 (c)	140	140
GST AutoLeather, Inc., Term B Loan
6.500% 07/10/2020	99,250	98,009
PlayPower, Inc., First Lien Initial Term Loan
5.750% 06/23/2021	67,000	67,000
Twin River Management Group, Inc. (fka BLB Management Services, Inc.), Closing Date Term Loan
5.250% 07/10/2020	238,423	239,973
World Triathlon Corp., Initial Term Loan
5.250% 06/25/2021	99,000	99,279

Total Consumer, Cyclical		1,062,064

Consumer, Non-cyclical (5.95%)
AF Borrower LLC (aka Accuvant Finance LLC), First Lien Initial Term Loan
6.250% 01/28/2022	73,815	74,276
Candy Intermediate Holdings, Inc., Initial Term Loan
7.500% 06/18/2018	15,959	15,919
Central Security Group, Inc., First Lien Initial Term Loan
6.250% 10/06/2020	46,765	46,882

	Principal Amount	Value (Note 2)

Consumer, Non-cyclical (continued)
CPI Buyer LLC, First Lien Initial Term Loan
5.500% 08/16/2021	$36,723	$36,723
DAE Aviation Holdings, Inc., Initial Term Loan
5.250% 07/07/2022	55,000	55,252
GK Holdings, Inc. (aka Global Knowledge), First Lien Initial Term Loan
6.500% 01/20/2021	18,905	18,905
Global Cash Access, Inc., Term B Loan
6.250% 12/18/2020	21,780	22,002
Jackson Hewitt, Inc., Term B Loan
L+7.00% 07/24/2020 (c)	76,000	75,620
Marine Acquisition Corp., Term Loan
5.250% 01/30/2021	455,804	458,367
Mister Car Wash Holdings, Inc., Term Loan
5.000% 08/20/2021	41,580	41,840
Navex Global, Inc., First Lien Term Loan
5.750% 11/19/2021	4,000	4,000
Navex Global, Inc., Second Lien Term Loan
9.750% 11/18/2022	46,000	45,770
Prime Security Services Borrower LLC (aka Protection 1 Security Solutions), First Lien Term B Loan
5.000% 07/01/2021	58,000	58,226
Prime Security Services Borrower LLC (aka Protection 1 Security Solutions), Second Lien Term B Loan
9.750% 07/01/2022	30,000	29,850
Sun Products Corp. (fka Huish Detergents, Inc.), Tranche B Term Loan
5.500% 03/23/2020	97,800	95,386
Therakos, Inc., First Lien Term Loan
7.000% 12/27/2017	26,313	26,181
USAGM Holdco LLC, Delayed Term Loan
L+3.75% 07/27/2022 (c)	2,371	2,365
USAGM Holdco LLC, First Lien Initial Term Loan
L+3.75% 07/28/2022 (c)	33,629	33,538
Vestcom International, Inc. (fka Vector Investment Holdings, Inc.), Second Lien Term Loan
8.750% 09/30/2022	88,000	87,120
Vestcom International, Inc. (fka Vector Investment Holdings, Inc.), Term Loan
5.250% 09/30/2021	115,935	116,080
Wyle Services Corp., Term Loan
5.000% 05/23/2021	37,628	37,628

Total Consumer, Non-cyclical		1,381,930

	Principal Amount	Value (Note 2)

Diversified (1.92%)
Emerald 2 Ltd., Facility B1 Loan
5.000% 05/14/2021	$100,000	$99,875
Koosharem LLC, Term Loan
7.500% 05/15/2020	57,710	57,548
US LBM Holdings LLC, Initial Term Loan
8.000% 05/02/2020	285,898	288,042

Total Diversified		445,465

Energy (0.21%)
Expro Financial Services, S.a.r.l., Initial Term Loan
5.750% 09/02/2021	44,663	39,177
Preferred Proppants LLC, Term Loan
6.750% 07/27/2020	13,878	10,773

Total Energy		49,950

Financials (4.96%)
AlixPartners LLP, Initial Term Loan
L+3.50% 07/28/2022 (c)	45,000	45,216
AmeriLife Group LLC, First Lien Initial Term Loan
5.750% 07/10/2022	15,000	14,887
AmeriLife Group LLC, Second Lien Initial Term Loan
9.750% 01/10/2023	22,000	21,670
Aptean, Inc., First Lien Term Loan
5.250% 02/26/2020	98,750	98,750
Asurion LLC (fka Asurion Corp.), B-4 Term Loan
L+4.00% 07/29/2022 (c)	33,000	33,026
Asurion LLC (fka Asurion Corp.), Incremental Tranche B-1 Term Loan
5.000% 05/24/2019	146,597	146,780
Asurion LLC (fka Asurion Corp.), Second Lien Term Loan
L+7.50% 03/03/2021 (c)	210,000	211,837
BATS Global Markets, Inc., Incremental B-2 Term Loan
5.750% 01/31/2020	11,403	11,498
Confie Seguros Holding II Co., First Lien Term B Loan
5.750% 11/09/2018	12,000	12,150
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Limitied), First Lien Initial Term Loan
5.500% 11/04/2021	39,800	39,750
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Limitied), Second Lien Initial Term Loan
9.250% 11/04/2022	38,000	38,142
IG Investments Holdings LLC, Extended Tranche B Term Loan
6.000% 10/31/2021	49,745	50,056

	Principal Amount	Value (Note 2)

Financials (continued)
Liquidnet Holdings, Inc., Term Loan
7.750% 05/22/2019	$95,000	$92,150
LTCG Holdings Corp., Initial Term Loan
6.000% 06/06/2020	70,964	65,997
NXT Capital, Inc. (NXT Capital LLC), Facility Term Loan
6.250% 09/04/2018	98,744	99,237
RCS Capital Corp., First Lien Term Loan
7.500% 04/29/2019	102,342	102,384
Vistra Group Limited, USD Term Loan
L+3.75% 07/21/2022 (c)	8,000	8,017
Walter Investment Management Corp., Tranche B Term Loan
4.750% 12/18/2020	61,843	59,357

Total Financials		1,150,904

Industrials (3.54%)
ABG Operating LLC, Term Loan
6.250% 06/12/2020	66,000	66,083
Builders FirstSource, Inc., Term B Loan
L+5.00% 07/22/2022 (c)	45,000	44,944
C.H.I. Overhead Doors, Inc., First Lien Term Loan
6.500% 03/18/2019	45,289	45,346
C.H.I. Overhead Doors, Inc., Second Lien Initial Term Loan
L+7.75% 07/31/2023 (c)	10,000	10,075
C.H.I. Overhead Doors, Inc., Term Loan
L+3.75% 07/28/2022 (c)	31,000	31,168
DI Purchaser, Inc., First Lien Initial Term Loan
6.000% 12/15/2021	33,000	33,248
Dynacast, Inc., Term B Loan
4.500% 01/28/2022	25,000	25,083
Jeld-Wen, Inc. (Onex BP Finance LP), Term B-1 Loan
5.000% 07/01/2022	17,000	17,106
Linxens France SA (fka Microconnections), Term Loan
L+4.00% 07/29/2022 (c)	28,000	28,000
Mirion Technologies (Finance) LLC (Mirion Technologies, Inc.), First Lien Initial Term Loan
5.750% 03/31/2022	29,000	29,163
NN, Inc., Loan
6.000% 08/27/2021	35,546	35,739
NVLX Acquisition LLC, Second Lien Closing Date Term Loan
9.750% 06/05/2022	51,000	51,680
Pelican Products, Inc., Second Lien Term Loan
9.250% 04/09/2021	150,000	149,250

	Principal Amount	Value (Note 2)

Industrials (continued)
Plaze, Inc., Term Loan
L+4.25% 07/29/2022 (c)	$141,000	$141,000
Quality Distributions LLC, Term Loan
L+4.75% 07/29/2022 (c)	19,000	18,810
Quality Home Brands Holdings LLC, First Lien Initial Term Loan
7.750% 12/17/2018	49,250	49,465
U.S. Farathane LLC, Initial Term Loan
6.750% 12/23/2021	45,288	45,910

Total Industrials		822,070

Technology (2.52%)
Novetta LLC, Initial Term Loan
6.000% 10/02/2020	50,745	50,745
P2 Lower Acquisition LLC, First Lien Initial Term Loan
5.500% 10/22/2020	88,696	89,139
QBS Holding Company, Inc., Term Loan
5.750% 08/07/2021	192,018	191,297
Regit Eins GmbH (TV Borrower US LLC), First Lien Dollar Term Loan
6.000% 01/08/2021	99,500	99,749
STG - Fairway Acquisitions, Inc., First Lien Term Loan
6.250% 06/30/2022	66,000	65,546
Stratus Technologies Bermuda Ltd. (Stratus Technologies, Inc.), Initial Term Loan
6.000% 04/28/2021	22,650	22,612
Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial Term Loan
5.750% 11/23/2019	65,258	65,748

Total Technology		584,836

TOTAL BANK LOANS (Cost $6,376,981)		6,410,755

CONVERTIBLE CORPORATE BONDS (3.65%)
Communications (3.00%)
Alaska Communications Systems Group, Inc., Conv. Sub. Notes
6.250% 05/01/2018	250,000	249,531
TeleCommunication Systems, Inc., Conv. Sr. Unsec. Notes
7.750% 06/30/2018	450,000	445,500

Total Communications		695,031

Financials (0.65%)
Pinetree Capital Ltd., Conv. Sub. Notes
10.000% 05/31/2016 (d)	203,719	151,872

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $850,924)		846,903

	Principal Amount	Value (Note 2)

CORPORATE BONDS (46.12%)
Basic Materials (3.64%)
American Gilsonite Co., Second Lien Notes
11.500% 09/01/2017 (e)	$500,000	$426,250
ArcelorMittal, Sr. Unsec. Notes
6.125% 06/01/2025	30,000	28,650
BlueScope Steel Finance Ltd. / BlueScope Steel Finance USA LLC, Sr. Unsec. Notes
7.125% 05/01/2018 (e)	55,000	55,000
Chemours Co., Sr. Unsec. Notes
6.625% 05/15/2023 (e)	60,000	52,950
7.000% 05/15/2025 (e)	35,000	30,789
Eco Services Operations LLC / Eco Finance Corp., Sr. Unsec. Notes
8.500% 11/01/2022 (e)	26,000	25,935
FMG Resources August 2006 Pty Ltd., Sec. Notes
9.750% 03/01/2022 (e)	75,000	69,000
Optima Specialty Steel, Inc., First Lien Notes
12.500% 12/15/2016 (e)	115,000	115,288
Steel Dynamics, Inc., Sr. Unsec. Notes
5.500% 10/01/2024	40,000	39,700

Total Basic Materials		843,562

Communications (5.08%)
Blue Coat Holdings, Inc., Sr. Unsec. Notes
8.375% 06/01/2023 (e)	40,000	41,100
Broadview Networks Holdings, Inc., Sec. Notes
10.500% 11/15/2017	500,000	477,500
CCO Safari II LLC, First Lien Notes
4.908% 07/23/2025 (e)	25,000	25,057
6.484% 10/23/2045 (e)	30,000	31,112
EarthLink Holdings Corp., Sr. Unsec. Notes
8.875% 05/15/2019	75,000	78,341
iHeartCommunications, Inc., First Lien Notes
9.000% 12/15/2019	75,000	72,375
Interactive Network, Inc. / FriendFinder Networks, Inc., First Lien Notes
14.000% 12/20/2018	239,663	148,591
Sprint Communications, Inc., Sr. Unsec. Notes
7.000% 08/15/2020	125,000	120,469
Visant Corp., Sr. Unsec. Notes
10.000% 10/01/2017	100,000	78,250
Windstream Services LLC, Sr. Unsec. Notes
7.750% 10/01/2021	125,000	106,250

Total Communications		1,179,045

Consumer, Cyclical (8.52%)
Boardriders SA, Sr. Unsec. Notes
8.875% 12/15/2017 (d)	390,000	376,191

	Principal Amount	Value (Note 2)

Consumer, Cyclical (continued)
Bon-Ton Department Stores, Inc., Second Lien Notes
10.625% 07/15/2017	$115,000	$114,425
Brookfield Residential Properties, Inc., Sr. Unsec. Notes
6.375% 05/15/2025 (e)	65,000	63,538
Caesars Entertainment Operating Co., Inc., Sr. Unsec. Notes
10.750% 02/01/2016 (f)	250,000	73,750
Ferrellgas LP / Ferrellgas Finance Corp., Sr. Unsec. Notes
6.750% 06/15/2023 (e)	50,000	50,375
General Motors Financial Co., Inc., Sr. Unsec. Notes
4.300% 07/13/2025	100,000	99,012
Icon Health & Fitness, Inc., First Lien Notes
11.875% 10/15/2016 (e)	117,000	117,000
K Hovnanian Enterprises, Inc., Sr. Unsec. Notes
8.000% 11/01/2019 (e)	55,000	48,675
KB Home, Sr. Unsec. Notes
8.000% 03/15/2020	100,000	111,000
MGM Resorts International, Sr. Unsec. Notes
5.250% 03/31/2020	100,000	101,750
Nebraska Book Holdings, Inc., Sec. Notes
15.000% 06/30/2016 (e)	374,500	383,862
Omega US Sub LLC, Sr. Unsec. Notes
8.750% 07/15/2023 (e)	45,000	43,875
Tops Holding LLC / Tops Markets II Corp., Sec. Notes
8.000% 06/15/2022 (e)	40,000	39,900
Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes
9.000% 11/15/2015 (e)(f)	400,000	214,000
United Airlines 2014-1 Class B Pass Through Trust, Second Lien Notes, Series B
4.750% 04/11/2022	100,000	101,000
Viking Cruises Ltd., Sr. Unsec. Notes
6.250% 05/15/2025 (e)	40,000	39,900

Total Consumer, Cyclical		1,978,253

Consumer, Non-cyclical (4.09%)
American Achievement Corp., Second Lien Notes
10.875% 04/15/2016 (e)	210,000	206,850
Carolina Beverage Group LLC / Carolina Beverage Group Finance, Inc., Sec. Notes
10.625% 08/01/2018 (e)	103,000	101,455
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., Second Lien Notes
8.125% 06/15/2021 (e)	100,000	103,000

	Principal Amount	Value (Note 2)

Consumer, Non-cyclical (continued)
Hologic, Inc., Sr. Unsec. Notes
5.250% 07/15/2022 (e)	$50,000	$51,875
JBS USA LLC / JBS USA Finance, Inc., Sr. Unsec. Notes
5.750% 06/15/2025 (e)	30,000	29,803
Kraft Heinz Food Co., Second Lien Notes
4.875% 02/15/2025 (e)	42,000	45,098
Kraft Heinz Food Co., Sr. Unsec. Notes
3.950% 07/15/2025 (e)	60,000	61,054
5.200% 07/15/2045 (e)	35,000	36,990
Vantage Oncology LLC / Vantage Oncology Finance Co., Sec. Notes
9.500% 06/15/2017 (e)	325,000	313,625

Total Consumer, Non-cyclical		949,750

Energy (6.12%)
Antero Resources Corp., Sr. Unsec. Notes
5.125% 12/01/2022	100,000	95,000
Blue Racer Midstream LLC / Blue Racer Finance Corp., Sr. Unsec. Notes
6.125% 11/15/2022 (e)	30,000	30,675
CONSOL Energy, Inc., Sr. Unsec. Notes
5.875% 04/15/2022	75,000	58,641
Diamond Offshore Drilling, Inc., Sr. Unsec. Notes
4.875% 11/01/2043	50,000	38,892
EV Energy Partners LP / EV Energy Finance Corp., Sr. Unsec. Notes
8.000% 04/15/2019	161,000	142,082
ION Geophysical Corp., Second Lien Notes
8.125% 05/15/2018	560,000	410,200
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
5.400% 09/01/2044	100,000	90,064
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Sr. Unsec. Notes
4.875% 06/01/2025	85,000	82,875
Murray Energy Corp., Second Lien Notes
11.250% 04/15/2021 (e)	65,000	40,300
Newfield Exploration Co., Sr. Unsec. Notes
5.375% 01/01/2026	75,000	72,375
Pioneer Energy Services Corp., Sr. Unsec. Notes
6.125% 03/15/2022	100,000	70,000
Polarcus Ltd., Sr. Unsec. Notes
8.000% 06/07/2018 (e)	400,000	112,000
Sunoco LP / Sunoco Finance Corp., Sr. Unsec. Notes
6.375% 04/01/2023 (e)	35,000	36,138
United Refining Co., First Lien Notes
10.500% 02/28/2018	100,000	106,125

	Principal Amount	Value (Note 2)

Energy (continued)
WPX Energy, Inc., Sr. Unsec. Notes
7.500% 08/01/2020	$20,000	$20,350
8.250% 08/01/2023	15,000	15,281

Total Energy		1,420,998

Financials (7.50%)
Aircastle Ltd., Sr. Unsec. Notes
5.500% 02/15/2022	35,000	36,575
CNO Financial Group, Inc., Sr. Unsec. Notes
5.250% 05/30/2025	25,000	26,187
Communications Sales & Leasing, Inc., First Lien Notes
6.000% 04/15/2023 (e)	27,000	25,988
Constellation Enterprises LLC, First Lien Notes
10.625% 02/01/2016 (e)	120,000	104,400
Creditcorp, Sec. Notes
12.000% 07/15/2018 (e)	510,000	422,662
Fly Leasing Ltd., Sr. Unsec. Notes
6.375% 10/15/2021	200,000	203,500
Global Investments Group Finance Ltd., Sr. Unsec. Notes
11.000% 09/24/2017 (e)	400,000	422,000
Goldman Sachs Group, Inc., Jr. Sub. Notes, Series M
5.375% Perpetual Maturity (b)(g)	70,000	69,668
Goldman Sachs Group, Inc., Jr. Sub. Notes, Series L
5.700% Perpetual Maturity (b)(g)	100,000	101,093
Goldman Sachs Group, Inc., Sub. Notes
5.150% 05/22/2045	35,000	34,911
JPMorgan Chase & Co., Jr. Sub. Notes, Series V
5.000% Perpetual Maturity (b)(g)	50,000	48,943
KKR Group Finance Co. III LLC, Sr. Unsec. Notes
5.125% 06/01/2044 (e)	75,000	74,113
Morgan Stanley, Jr. Sub. Notes, Series J
5.550% Perpetual Maturity (b)(g)	45,000	44,831
Quicken Loans, Inc., Sr. Unsec. Notes
5.750% 05/01/2025 (e)	25,000	24,250
Wells Fargo & Co., Jr. Sub. Notes, Series S
5.900% Perpetual Maturity (b)(g)	100,000	100,820

Total Financials		1,739,941

Industrials (8.50%)
Air Medical Merger Sub Corp., Sr. Unsec. Notes
6.375% 05/15/2023 (e)	75,000	71,250

	Principal Amount	Value (Note 2)

Industrials (continued)
ATS Automation Tooling Systems, Inc., Sr. Unsec. Notes
6.500% 06/15/2023 (e)	$35,000	$35,612
Builders FirstSource, Inc., Sr. Unsec. Notes
10.750% 08/15/2023 (e)	126,000	129,780
Congoleum Corp., PIK First Lien Notes
9.000% 12/31/2017 (h)(i)	350,000	262,500
CTP Transportation Products LLC / CTP Finance, Inc., Sec. Notes
8.250% 12/15/2019 (e)	100,000	103,000
Dispensing Dynamics International, Sec. Notes
12.500% 01/01/2018 (e)	115,000	117,875
Euramax International, Inc., First Lien Notes
9.500% 04/01/2016	34,000	34,043
GEO Debt Finance SCA, First Lien Notes
7.500% 08/01/2018 (d)	120,000	122,565
Kemet Corp., First Lien Notes
10.500% 05/01/2018	60,000	58,650
Kratos Defense & Security Solutions, Inc., First Lien Notes
7.000% 05/15/2019	50,000	45,312
NCI Building Systems, Inc., Sr. Unsec. Notes
8.250% 01/15/2023 (e)	80,000	84,800
NCSG Crane & Heavy Haul Services, Inc., Second Lien Notes
9.500% 08/15/2019 (e)	100,000	65,500
OPE KAG Finance Sub, Inc., Sr. Unsec. Notes
7.875% 07/31/2023 (e)	150,000	152,625
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc., Sec. Notes
8.625% 06/01/2021 (e)	85,000	83,300
Real Alloy Holding, Inc., First Lien Notes
10.000% 01/15/2019 (e)	186,000	186,465
Tempel Steel Co., Sec. Notes
12.000% 08/15/2016 (e)	368,000	345,000
XPO Logistics, Inc., Sr. Unsec. Notes
6.500% 06/15/2022 (e)	75,000	73,969

Total Industrials		1,972,246

Technology (2.67%)
DynCorp International, Inc., Sr. Unsec. Notes
10.375% 07/01/2017	325,000	245,375
First Data Corp., Sr. Unsec. Notes
12.625% 01/15/2021	150,000	174,000
Hutchinson Technology, Inc., Second Lien Notes
8.500% 01/15/2017	120,000	119,850
MSCI, Inc., Sr. Unsec. Notes
5.250% 11/15/2024 (e)	20,000	20,444

	Principal Amount	Value (Note 2)

Technology (continued)
Seagate HDD Cayman, Sr. Unsec. Notes
5.750% 12/01/2034 (e)	$60,000	$59,078

Total Technology		618,747

TOTAL CORPORATE BONDS (Cost $12,094,518)		10,702,542

MORTGAGE BACKED SECURITIES (10.81%)
American Homes 4 Rent, Series 2014-SFR1
3.500% 06/17/2016 (b)(e)	150,000	144,741
American Homes 4 Rent, Series 2014-SFR2
6.231% 10/17/2024 (e)	100,000	103,879
American Residential Properties Trust, Series 2014-SFR1
4.094% 09/17/2016 (b)(e)	100,000	100,477
4.594% 09/17/2016 (b)(e)	100,000	98,491
Citigroup Commercial Mortgage Trust, Series 2014-GC25
3.548% 10/10/2024 (e)	100,000	82,289
Colony American Homes, Series 2014-1A
3.050% 05/17/2017 (b)(e)	125,000	121,097
COMM Mortgage Trust, Series 2014-CR17
4.959% 05/10/2024 (b)(e)	207,000	198,822
Countrywide Alternative Loan Trust, Series 2006-6CB
5.750% 05/25/2036 (b)	258,798	215,131
Fannie Mae Connecticut Avenue Securities, Series 2015-C02
4.191% 05/25/2025 (b)	85,000	82,613
Fannie Mae Connecticut Avenue Securities, Series 2015-C03
5.188% 07/25/2025 (b)	147,000	148,778
Fannie Mae Connecticut Avenue Securities, Series 2014-C03
3.191% 07/25/2024 (b)	100,000	91,350
Fannie Mae Connecticut Avenue Securities, Series 2014-C01
4.591% 01/25/2024 (b)	250,000	255,036
Fannie Mae Connecticut Avenue Securities, Series 2014-C02
2.791% 05/25/2024 (b)	50,000	45,507
Invitation Homes Trust, Series 2014-SFR1
3.936% 06/17/2016 (b)(e)	200,000	194,119
Invitation Homes Trust, Series 2013-SFR1
2.900% 12/17/2015 (b)(e)	100,000	97,052
Invitation Homes Trust, Series 2014-SFR2
3.584% 09/17/2016 (b)(e)	100,000	98,986
Luminent Mortgage Trust, Series 2006-2 A1A
0.391% 02/25/2046	74,540	55,700

		Principal Amount	Value (Note 2)

Popular ABS Mortgage Pass-Through Trust, Series 2005-6
4.313% 01/25/2036 (b)		$ 42,740	$41,000
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2
4.394% 07/15/2058 (b)		100,000	87,931
Wells Fargo Commercial Mortgage Trust, Series 2015-C29
4.225% 06/15/2048 (b)		50,000	43,765
Wells Fargo Commercial Mortgage Trust, Series 2015-C27
3.768% 03/15/2025 (e)		100,000	84,131
WFRBS Commercial Mortgage Trust, Series 2014-LC14
4.586% 02/15/2024 (b)(e)		125,000	117,035

TOTAL MORTGAGE BACKED SECURITIES (Cost $2,500,130)			2,507,930

	Yield	Principal Amount	Value (Note 2)

SHORT TERM SECURITIES (0.22%)
Government (0.22%)
U.S. Treasury Bills Discounted Notes, 09/24/2015(j)(k)	0.034%	50,000	49,991

TOTAL GOVERNMENT			49,991

TOTAL SHORT TERM SECURITIES (Cost $49,991)			49,991

TOTAL INVESTMENTS (89.50%) (Cost $22,154,181)			$20,769,319

Other Assets In Excess Of Liabilities (10.50%)			2,437,174 (l)

NET ASSETS (100.00%)			$23,206,493

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at July 31, 2015.
(c)	All or a portion of this position has not settled as of July 31, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of July 31, 2015 the aggregate market value of those securities was $650,628, representing 2.80% of net assets.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,085,698, which represents approximately 30.53% of net assets as of July 31, 2015.
(f)	Security is in default and therefore is non-income producing.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Payment in-kind security.
(i)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(j)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $49,991 as of July 31, 2015. See Note 3 in Notes to Statement of Investments.
(k)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(l)	Portion of Assets in Excess of Liabilities is held as collateral for futures contracts and credit default swap contracts in the amount of $152,980. See Note 3 in the Notes to Financial Statements.

Common Abbreviations:

aka - Also known as.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

Conv. - Convertible.

fka - Formerly known as.

GmbH - Gesellschaft mit beschränkter Haftungis the German term for limited liability company.

Jr. Sub. - Junior Subordinated.

LLC - Limited Liability Company.

LLP - Limited Liability Partnership.

LP - Limited Partnership.

Ltd. - Limited.

PIK - Payment in-kind.

Pty. - Proprietary.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

Sec. - Secured.

Sr. Unsec. - Senior Unsecured.

Sub. - Subordinated.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

FUTURES CONTRACTS

			Expiration	Value	Unrealized
Description	Position	Contracts	Date	(Note 2)	Appreciation

CME Ultra Long Term U.S. Treasury Bond Future	Long	1	09/22/15	$159,531	$3,365
U.S. 10 Year Treasury Note Future	Long	10	09/22/15	1,274,375	4,693

				$1,433,906	$8,058

			Expiration	Value	Unrealized
Description	Position	Contracts	Date	(Note 2)	Depreciation

10 Year USD Deliverable Interest Rate Swap Future	Short	(9)	09/15/15	$(934,031)	$(20,023)
5 Year USD Deliverable Interest Rate Swap Future	Short	(15)	09/15/15	(1,536,328)	(17,076)
U.S. 5 Year Treasury Note Future	Short	(23)	10/01/15	(2,756,406)	(7,426)
U.S. Treasury Long Bond Future	Short	(1)	09/22/15	(155,938)	(6,190)

				$(5,382,703)	$(50,715)

CREDIT DEFAULT SWAP CONTRACTS

	Reference Obligation	Buy Credit Protection	Notional Amount	Rate Received by Fund	Termination Date	Upfront Payment Paid	Unrealized Depreciation

Centrally cleared swap	CDX North American High Yield Index Series 24	Buy	$990,000	5.00%	12/20/2019	$(59,895)	$(2,111)

TOTAL						$(59,895)	$(2,111)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

State Street Bank & Trust Co.	CAD	260,000	Sale	08/06/15	$198,791	$8,377
State Street Bank & Trust Co.	EUR	340,000	Sale	08/06/15	373,433	3,603

						$11,980

State Street Bank & Trust Co.	CAD	65,000	Purchase	08/06/15	$49,698	$(512)

						$(512)

*	The contracted amount is stated in the currency in which the contract is denominated.

ALPS | WMC Research Value Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

		Value
	Shares	(Note 2)

COMMON STOCKS (99.13%)
Consumer Discretionary (7.08%)
Automobiles & Components (0.73%)
Harley-Davidson, Inc.	12,605	$734,872

Consumer Durables & Apparel (0.16%)
Arctic Cat, Inc.	5,560	159,072

Consumer Services (1.06%)
Las Vegas Sands Corp.	6,020	337,361
Norwegian Cruise Line Holdings, Ltd.(a)	9,280	579,257
Royal Caribbean Cruises, Ltd.	1,780	159,933

		1,076,551

Media (2.45%)
Comcast Corp., Class A	20,610	1,286,270
DreamWorks Animation SKG, Inc., Class A(a)	8,520	205,417
The Interpublic Group of Companies., Inc.	8,420	179,346
Twenty-First Century Fox, Inc., Class A	23,464	809,274

		2,480,307

Retailing (2.68%)
Advance Auto Parts, Inc.	6,846	1,192,642
CST Brands, Inc.	6,200	234,856
DSW, Inc., Class A	5,040	163,901
Liberty Interactive Corp. QVC Group, Class A(a)	6,430	186,791
Lowe’s Companies., Inc.	13,468	934,140

		2,712,330

TOTAL CONSUMER DISCRETIONARY		7,163,132

Consumer Staples (6.36%)
Food & Staples Retailing (1.79%)
CVS Health Corp.	13,435	1,511,034
Walgreens Boots Alliance, Inc.	3,160	305,351

		1,816,385

Food Beverage & Tobacco (2.76%)
Mondelez International, Inc., Class A	40,279	1,817,791
Post Holdings, Inc.(a)	8,715	468,344

TreeHouse Foods, Inc.(a)	6,180	506,513

		2,792,648

Household & Personal Products (1.81%)
Avon Products, Inc.	75,575	428,511
Colgate-Palmolive Co.	9,910	674,078

		Value
	Shares	(Note 2)

Household & Personal Products (continued)
The Estee Lauder Companies., Inc., Class A	8,192	$729,989

		1,832,578

TOTAL CONSUMER STAPLES		6,441,611

Energy (10.27%)
Energy (10.27%)
Anadarko Petroleum Corp.	7,580	563,573
Cheniere Energy, Inc.(a)	1,760	121,387
Chevron Corp.	6,082	538,135
Cobalt International Energy, Inc.(a)	82,735	637,887
CONSOL Energy, Inc.	8,980	148,350
Continental Resources, Inc.(a)	9,450	315,724
Enbridge, Inc.	2,030	88,427
Ensco PLC, Class A	12,980	215,208
EOG Resources, Inc.	15,376	1,186,873
Halliburton Co.	21,433	895,685
Hess Corp.	9,206	543,246
Marathon Oil Corp.	14,990	314,940
Newfield Exploration(a)	37,876	1,241,954
Occidental Petroleum Corp.	2,598	182,380
Patterson-UTI Energy, Inc.	24,630	406,026
Pioneer Natural Resources Co.	6,015	762,522
Southwestern Energy Co.(a)	31,170	579,762
Tesco Corp.	22,990	220,704
TransCanada Corp.	11,410	443,963
Valero Energy Corp.	15,030	985,968

TOTAL ENERGY		10,392,714

Financials (33.23%)
Banks (12.40%)
Bank of America Corp.	209,250	3,741,390
Citizens Financial Group, Inc.	51,260	1,336,348
Fifth Third Bancorp	53,100	1,118,817
M&T Bank Corp.	4,640	608,536
The PNC Financial Services Group, Inc.	20,330	1,996,000
Wells Fargo & Co.	64,820	3,751,133

		12,552,224

Diversified Financials (5.89%)
Ameriprise Financial, Inc.	6,603	829,799
BlackRock, Inc.	1,650	554,928
Invesco, Ltd.	11,430	441,198
Janus Capital Group, Inc.	12,130	198,689
MSCI, Inc.	6,404	436,497
Northern Trust Corp.	13,260	1,014,257
Raymond James Financial, Inc.	6,150	362,850
Santander Consumer USA Holdings, Inc.(a)	64,570	1,561,302
TD Ameritrade Holding Corp.	2,730	100,273
UBS Group AG	11,278	260,071
WisdomTree Investments, Inc.	8,110	201,939

		5,961,803

Insurance (9.40%)
The Allstate Corp.	7,280	501,956

	Shares	Value (Note 2)

Insurance (continued)
American International Group, Inc.	34,670	$2,223,040
Assured Guaranty, Ltd.	55,280	1,352,149
The Hartford Financial Services Group, Inc.	24,240	1,152,612
Marsh & McLennan Companies, Inc.	21,800	1,263,092
Principal Financial Group, Inc.	16,190	898,707
Prudential Financial, Inc.	8,664	765,551
XL Group PLC	35,680	1,356,554

		9,513,661

Real Estate (5.54%)
American Tower Corp.	3,500	332,885
AvalonBay Communities, Inc.	6,090	1,049,551
Douglas Emmett, Inc.	17,260	505,891
Essex Property Trust, Inc.	1,755	394,717
Extra Space Storage, Inc.	3,750	275,700
Federal Realty Investment Trust	4,634	633,885
Forest City Enterprises, Inc., Class A(a)	42,193	985,207
InfraREIT, Inc.	4,210	141,161
MFA Financial, Inc.	29,610	222,963
Public Storage	1,280	262,630
SL Green Realty Corp.	6,930	797,920

		5,602,510

TOTAL FINANCIALS		33,630,198

Health Care (14.56%)
Health Care Equipment & Services (9.24%)
Abbott Laboratories	15,390	780,119
Aetna, Inc.	4,422	499,553
Baxter International, Inc.	7,910	317,033
Becton Dickinson and Co.	800	121,720
Boston Scientific Corp.(a)	54,080	937,747
HCA Holdings, Inc.(a)	8,050	748,731
McKesson Corp.	2,131	470,035
Medtronic PLC	25,870	2,027,949
St Jude Medical, Inc.	11,290	833,428
Stryker Corp.	6,198	633,869
UnitedHealth Group, Inc.	11,480	1,393,672
Zimmer Biomet Holdings, Inc.	5,641	587,059

		9,350,915

Pharmaceuticals, Biotechnology & Life Sciences (5.32%)
Alkermes PLC(a)	3,340	233,867
Allergan PLC(a)	3,384	1,120,612
Alnylam Pharmaceuticals, Inc.(a)	2,880	366,998
Bristol-Myers Squibb Co.	24,184	1,587,438
Merck & Co., Inc.	32,252	1,901,578
Mylan N.V.(a)	3,170	177,488

		5,387,981

TOTAL HEALTH CARE		14,738,896

Industrials (7.94%)
Capital Goods (5.13%)
Caterpillar, Inc.	340	26,734
Danaher Corp.	11,260	1,030,965
Eaton Corp. PLC	5,540	335,613

		Value
	Shares	(Note 2)

Capital Goods (continued)
General Electric Co.	22,240	$580,464
Honeywell International, Inc.	3,056	321,033
Illinois Tool Works, Inc.	3,870	346,249
Lockheed Martin Corp.	2,496	516,922
Pentair PLC	4,260	259,051
Raytheon Co.	4,690	511,632
Textron, Inc.	3,660	159,942
United Technologies Corp.	8,182	820,736
WESCO International, Inc.(a)	4,560	279,802

		5,189,143

Commercial & Professional Services (1.50%)
Equifax, Inc.	2,129	217,435
Huron Consulting Group, Inc.(a)	1,530	116,999
ManpowerGroup, Inc.	3,765	340,657
Nielsen N.V.	16,118	781,078
TransUnion(a)	2,300	57,730

		1,513,899

Transportation (1.31%)
Celadon Group, Inc.	6,620	143,654
FedEx Corp.	1,960	335,983
JetBlue Airways Corp.(a)	2,840	65,263
Kansas City Southern	1,550	153,745
Knight Transportation, Inc.	6,980	188,739
Landstar System, Inc.	3,520	253,546
Swift Transportation Co.(a)	7,850	186,987

		1,327,917

TOTAL INDUSTRIALS		8,030,959

Information Technology (9.11%)
Semiconductors & Semiconductor Equipment (1.83%)
Analog Devices, Inc.	1,181	68,888
Avago Technologies, Ltd.	677	84,720
First Solar, Inc.(a)	5,400	239,220
Intel Corp.	36,951	1,069,731
Micron Technology, Inc.(a)	10,200	188,802
SunEdison Semiconductor, Ltd.(a)	3,440	48,642
SunPower Corp.(a)	5,840	157,855

		1,857,858

Software & Services (3.49%)
Accenture PLC, Class A	1,244	128,269
Alliance Data Systems Corp.(a)	418	114,967
Genpact, Ltd.(a)	13,660	303,389
Global Payments, Inc.	1,359	152,330
Google, Inc., Class A(a)	1,190	782,425
Heartland Payment Systems, Inc.	1,790	111,517
Microsoft Corp.	31,013	1,448,307
SS&C Technologies Holdings, Inc.	4,470	304,094
VeriFone Systems, Inc.(a)	5,750	185,035

		3,530,333

Technology Hardware & Equipment (3.79%)
Apple, Inc.	2,402	291,362
Arista Networks, Inc.(a)	1,630	137,686
Arrow Electronics, Inc.(a)	1,400	81,410

		Value
	Shares	(Note 2)

Technology Hardware & Equipment (continued)
Cisco Systems, Inc.	69,000	$1,960,980
EMC Corp.	13,400	360,326
QUALCOMM, Inc.	15,594	1,004,098

		3,835,862

TOTAL INFORMATION TECHNOLOGY		9,224,053

Materials (3.40%)
Materials (3.40%)
Ball Corp.	3,460	234,726
Boise Cascade Co.(a)	6,100	202,398
Cabot Corp.	6,150	216,357
Celanese Corp., Series A	4,540	299,277
CRH PLC, Sponsored ADR	6,270	186,282
Crown Holdings, Inc.(a)	4,425	227,932
The Dow Chemical Co.	7,693	362,033
International Paper Co.	8,300	397,321
LyondellBasell Industries N.V., Class A	2,580	242,081
Martin Marietta Materials, Inc.	599	93,935
The Mosaic Co.	6,100	261,934
Nucor Corp.	1,980	87,397
Owens-Illinois, Inc.(a)	5,150	109,952
Reliance Steel & Aluminum Co.	1,960	118,776
The Sherwin-Williams Co.	710	197,210
Vulcan Materials Co.	2,263	205,978

TOTAL MATERIALS		3,443,589

Utilities (7.18%)
Utilities (7.18%)
8Point3 Energy Partners LP(a)	1,700	27,064
Ameren Corp.	8,850	363,558
American Electric Power Co., Inc.	2,817	159,358
American Water Works Co., Inc.	6,370	330,667
Dominion Resources, Inc.	8,375	600,487
DTE Energy Co.	5,290	425,633
Duke Energy Corp.	8,770	650,909
Edison International	6,940	416,469
Exelon Corp.	11,820	379,304
FirstEnergy Corp.	1,880	63,845
ITC Holdings Corp.	5,870	198,289
MDU Resources Group, Inc.	10,320	201,343
NextEra Energy, Inc.	12,707	1,336,776
NRG Energy, Inc.	5,895	132,343
PG&E Corp.	8,847	464,556
Pinnacle West Capital Corp.	5,850	361,004
Public Service Enterprise Group, Inc.	2,646	110,259
Sempra Energy	500	50,890
UGI Corp.	27,150	992,061

TOTAL UTILITIES		7,264,815

TOTAL COMMON STOCKS (Cost $89,856,274)		100,329,967

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (1.58%)
Money Market Fund (1.58%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.082%	1,600,976	$1,600,976

TOTAL SHORT TERM INVESTMENTS (Cost $1,600,976)			1,600,976

TOTAL INVESTMENTS (100.71%) (Cost $91,457,250)			$101,930,943

Liabilities In Excess Of Other Assets (-0.71%)			(714,987) (b)

NET ASSETS (100.00%)			$101,215,956

(a)	Non-Income Producing Security.
(b)	Includes cash which is being held as collateral for futures contracts in the amount of $18,585.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

Ltd. - Limited.

LP - Limited Partnerships.

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation

S&P 500 Emini Future	Long	4	09/21/15	$419,680	$1,172

				$419,680	$1,172

Clough China Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

		Value
	Shares	(Note 2)

COMMON STOCKS (87.33%)
Communications (12.74%)
Telecommunications (12.74%)
China Mobile, Ltd.	621,000	$8,129,391
China Telecom Corp., Ltd., Class H	1,740,000	973,072
China Unicom Hong Kong, Ltd.	306,000	429,469
Yangtze Optical Fibre and Cable Joint Stock Co., Ltd., Class H	663,000	784,449
ZTE Corp., Class H	416,400	925,849

		11,242,230

TOTAL COMMUNICATIONS		11,242,230

Consumer, Cyclical (11.32%)
Apparel (3.56%)
Best Pacific International Holdings, Ltd.	1,114,000	551,805
Shenzhou International Group Holdings, Ltd.	302,000	1,586,115
Stella International Holdings, Ltd.	373,500	1,008,668

		3,146,588

Auto Manufacturers (0.37%)
Byd Co., Ltd., Class H	74,500	329,007

Auto Parts & Equipment (0.45%)
Fuyao Glass Industry Group Co., Ltd., Class H(a)(b)	186,000	395,215

Retail (2.05%)
Jumei International Holding, Ltd., ADR(a)	44,100	825,111
Man Wah Holdings, Ltd.	573,912	516,375
SA SA International Holdings, Ltd.	1,044,000	468,238

		1,809,724

Textiles (4.89%)
Anta Sports Products, Ltd.	182,000	466,522
Pacific Textile Holdings, Ltd.	1,410,000	2,235,093
Texwinca Holdings, Ltd.	1,334,000	1,613,025

		4,314,640

TOTAL CONSUMER, CYCLICAL		9,995,174

Consumer, Non-Cyclical (2.41%)
Biotechnology (0.62%)
3SBio, Inc.(a)(b)	461,500	544,111

		Value
	Shares	(Note 2)

Pharmaceuticals (1.79%)
Sinopharm Group Co., Ltd., Class H	412,000	$1,581,800

TOTAL CONSUMER, NON-CYCLICAL		2,125,911

Energy (6.76%)
Oil & Gas (5.74%)
China Petroleum & Chemical Corp., Class H	3,508,000	2,643,976
CNOOC, Ltd.	1,230,000	1,509,380
PetroChina Co., Ltd., Class H	930,000	916,177

		5,069,533

Pipelines (1.02%)
China Gas Holdings, Ltd.	512,000	897,681

TOTAL ENERGY		5,967,214

Financials (33.53%)
Banks (21.28%)
Agricultural Bank of China, Ltd., Class H	2,281,000	1,028,969
Bank of China, Ltd., Class H	8,710,437	4,759,710
China Construction Bank Corp., Class H	8,475,080	6,913,688
Hang Seng Bank, Ltd.	43,300	887,086
Industrial & Commercial Bank of China, Ltd., Class H	7,557,967	5,192,233

		18,781,686

Insurance (8.86%)
China Life Insurance Co., Ltd., Class H	840,000	3,093,934
China Pacific Insurance Group Co., Ltd., Class H	260,200	1,090,758
Ping An Insurance Group Co. of China, Ltd., Class H	632,000	3,636,881

		7,821,573

Real Estate (3.39%)
China Overseas Land & Investment, Ltd.	456,000	1,436,016
China Resources Land, Ltd.	556,000	1,557,799

		2,993,815

TOTAL FINANCIALS		29,597,074

Industrials (8.86%)
Building Materials (1.41%)
Anhui Conch Cement Co., Ltd., Class H	400,000	1,242,414

Electrical Components & Equipment (1.02%)
Cowell e Holdings, Inc.(a)	1,342,000	903,634

Engineering & Construction (2.11%)
China Communications Construction Co., Ltd., Class H	955,000	1,225,804

	Shares	Value (Note 2)

Engineering & Construction (continued)
China Railway Construction Corp., Ltd., Class H	489,500	$634,712

		1,860,516

Environmental Control (1.37%)
China Everbright International, Ltd.	228,000	350,285
CT Environmental Group, Ltd.(a)	2,435,040	854,367

		1,204,652

Transportation Infrastructure (2.95%)
China Merchants Holdings International Co., Ltd.	148,000	540,999
Cosco International Holdings, Ltd.	1,382,000	793,049
Sinotrans, Ltd., Class H	2,071,000	1,273,861

		2,607,909

TOTAL INDUSTRIALS		7,819,125

Technology (10.71%)
Internet (10.71%)
Tencent Holdings, Ltd.	507,700	9,458,776

TOTAL TECHNOLOGY		9,458,776

Utilities (1.00%)
Electric (1.00%)
China Power International Development, Ltd.	1,243,000	879,929

TOTAL UTILITIES		879,929

TOTAL COMMON STOCKS (Cost $68,247,582)		77,085,433

PARTICIPATION NOTES (2.83%)
Consumer, Cyclical (1.09%)
Auto Manufacturers (1.09%)
Zhengzhou Yutong Bus Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/18/15(a)(b)	308,535	961,920

TOTAL CONSUMER, CYCLICAL		961,920

Consumer, Non-Cyclical (1.04%)
Pharmaceuticals (1.04%)
Jiangsu Hengrui Medicine Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 03/16/17(a)(b)	127,302	921,088

TOTAL CONSUMER, NON-CYCLICAL		921,088

		Shares	Value (Note 2)

Industrials (0.70%)
Engineering & Construction (0.70%)
Shanghai International Airport Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/18/15(a)(b)		135,465	$616,494

TOTAL INDUSTRIALS			616,494

TOTAL PARTICIPATION NOTES (Cost $2,049,010)			2,499,502

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (4.10%)
Money Market Fund (4.10%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.082%	3,620,472	3,620,472

TOTAL SHORT TERM INVESTMENTS (Cost $3,620,472)			3,620,472

TOTAL INVESTMENTS (94.26%) (Cost $73,917,064)			$83,205,407

Other Assets In Excess Of Liabilities (5.74%)			5,068,682

NET ASSETS (100.00%)			$88,274,089

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2015, the aggregate market value of those securities was $3,438,828, representing 3.90% of net assets.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

RiverFront Conservative Income Builder Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (96.32%)
Debt (60.00%)
Guggenheim BulletShares 2016 Corporate Bond ETF	32,929	$730,694
Guggenheim BulletShares 2017 Corporate Bond ETF	32,212	733,145
Guggenheim BulletShares 2018 Corporate Bond ETF	34,574	734,352
iShares® 0-5 Year High Yield Corporate Bond ETF	4,317	207,173
iShares® Barclays 1-3 Year Credit Bond ETF	3,542	372,583
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	3,080	304,889
PIMCO Enhanced Short Maturity Active ETF	4,050	409,455
RiverFront Strategic Income Fund(a)	37,290	930,013
SPDR® Barclays Short Term Corporate Bond ETF	11,665	356,949
SPDR® Barclays Short Term High Yield Bond ETF	16,635	472,767

		5,252,020

Equity (36.32%)
Consumer Discretionary Select Sector SPDR® Fund	566	45,404
Consumer Staples Select Sector SPDR® Fund	1,733	87,187
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	17,200	509,464
iShares® Core S&P 500® ETF	991	209,854
iShares® Currency Hedged MSCI Germany ETF	9,754	257,993
iShares® MSCI Japan ETF	19,591	253,312
PowerShares® Aerospace & Defense Portfolio	1,701	60,317
PowerShares® Europe Currency Hedged Low Volatility Portfolio	4,878	122,487
PowerShares® KBW Bank Portfolio	2,795	112,750
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	3,443	88,210
PowerShares® S&P 500® High Dividend Portfolio	5,850	191,880
SPDR® Morgan Stanley Technology ETF	1,395	148,205
WisdomTree® Europe Hedged Equity Fund	5,619	360,403
WisdomTree® Japan Hedged Equity Fund	3,900	224,055
WisdomTree® Japan SmallCap Dividend Fund	1,176	66,691

		Shares	Value (Note 2)

Equity (continued)
WisdomTree® LargeCap Dividend Fund		6,021	$440,436

			3,178,648

TOTAL EXCHANGE TRADED FUNDS (Cost $8,327,266)			8,430,668

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (3.53%)
Money Market Fund (3.53%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.082%	308,978	308,978

TOTAL SHORT TERM INVESTMENTS (Cost $308,978)			308,978

TOTAL INVESTMENTS (99.85%) (Cost $8,636,244)			$8,739,646

Other Assets In Excess Of Liabilities (0.15%)			13,446

NET ASSETS (100.00%)			$8,753,092

(a)	Affiliated Company. See Note 4 in Notes to Quarterly Statement of Investments.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

KBW- Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

PIMCO - Pacific Investment Management Company.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

RiverFront Dynamic Equity Income Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (5.93%)
Communications (0.73%)
Media (0.73%)
CBS Corp. Class B	10,469	$559,777

TOTAL COMMUNICATIONS		559,777

Consumer, Cyclical (1.81%)
Retail (1.81%)
Costco Wholesale Corp.	3,689	536,012
CVS Health Corp.	7,657	861,183

		1,397,195

TOTAL CONSUMER, CYCLICAL		1,397,195

Consumer, Non-Cyclical (2.68%)
Pharmaceuticals (2.68%)
Abbott Laboratories	13,143	666,219
Bristol-Myers Squibb Co.	11,651	764,771
Pfizer, Inc.	17,601	634,692

		2,065,682

TOTAL CONSUMER, NON-CYCLICAL		2,065,682

Technology (0.71%)
Software (0.71%)
Oracle Corp.	13,753	549,295

TOTAL TECHNOLOGY		549,295

TOTAL COMMON STOCKS (Cost $3,887,336)		4,571,949

EXCHANGE TRADED FUNDS (90.35%)
Debt (12.76%)
RiverFront Strategic Income Fund(a)	233,243	5,817,080
SPDR® Barclays Short Term High Yield Bond ETF	141,523	4,022,084

		9,839,164

Equity (77.59%)
Consumer Staples Select Sector SPDR® Fund	48,321	2,431,029
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	139,298	4,126,007
Global X FTSE Nordic Region ETF	14,077	336,729
iShares® Asia 50 ETF	21,754	1,025,701
iShares® Core S&P 500® ETF	6,802	1,440,392
iShares® Currency Hedged MSCI Germany ETF	183,620	4,856,749
iShares® MSCI All Country Asia ex Japan ETF	47,094	2,791,261
iShares® MSCI Australia ETF	60,792	1,271,769
iShares® MSCI Japan ETF	361,979	4,680,388
iShares® MSCI United Kingdom ETF	52,394	971,385

		Shares	Value (Note 2)

Equity (continued)
	iShares® U.S. Energy ETF	32,187	$1,251,752
	iShares® U.S. Home Construction ETF	27,765	789,359
	PowerShares® Aerospace & Defense Portfolio	21,089	747,816
	PowerShares® Europe Currency Hedged Low Volatility Portfolio	65,710	1,649,978
	PowerShares® KBW Bank Portfolio	65,942	2,660,100
	PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	30,147	772,366
	PowerShares® S&P 500® High Dividend Portfolio	147,060	4,823,568
	SPDR® Morgan Stanley Technology ETF	24,441	2,596,612
	Vanguard® Information Technology ETF	3,526	383,065
	Vanguard® Telecommunication Services ETF	9,480	819,309
	WisdomTree® Europe Hedged Equity Fund	214,980	13,788,817
	WisdomTree® Japan Hedged Equity Fund	59,764	3,433,442
	WisdomTree® Japan SmallCap Dividend Fund	12,868	729,744
	WisdomTree® LargeCap Dividend Fund	19,734	1,443,542

			59,820,880

TOTAL EXCHANGE TRADED FUNDS (Cost $66,944,833)			69,660,044

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (3.66%)
Money Market Fund (3.66%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.082%	2,820,105	2,820,105

TOTAL SHORT TERM INVESTMENTS (Cost $2,820,105)			2,820,105

TOTAL INVESTMENTS (99.94%) (Cost $73,652,274)			$77,052,098

Other Assets In Excess Of Liabilities (0.06%)			47,496

NET ASSETS (100.00%)			$77,099,594

(a)	Affiliated Company. See Note 4 in Notes to Quarterly Statement of Investments.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

KBW- Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

RiverFront Global Allocation Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (5.47%)
Communications (0.71%)
Media (0.71%)
CBS Corp. Class B	5,798	$310,019

TOTAL COMMUNICATIONS		310,019

Consumer, Cyclical (1.64%)
Retail (1.64%)
Costco Wholesale Corp.	2,079	302,079
CVS Health Corp.	3,678	413,664

		715,743

TOTAL CONSUMER, CYCLICAL		715,743

Consumer, Non-Cyclical (2.46%)
Pharmaceuticals (2.46%)
Abbott Laboratories	6,364	322,591
Bristol-Myers Squibb Co.	6,048	396,991
Pfizer, Inc.	9,726	350,720

		1,070,302

TOTAL CONSUMER, NON-CYCLICAL		1,070,302

Technology (0.66%)
Software (0.66%)
Oracle Corp.	7,238	289,086

TOTAL TECHNOLOGY		289,086

TOTAL COMMON STOCKS (Cost $2,056,188)		2,385,150

EXCHANGE TRADED FUNDS (90.31%)
Debt (4.45%)
RiverFront Strategic Income Fund(a)	77,942	1,943,873

Equity (85.86%)
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	68,158	2,018,840
Financial Select Sector SPDR® Fund	40,087	1,010,593
First Trust NYSE Arca Biotechnology Index Fund	4,718	596,308
Global X FTSE Nordic Region ETF	7,950	190,168
iShares® Asia 50 ETF	12,215	575,937
iShares® Core S&P 500® ETF	3,122	661,115
iShares® Currency Hedged MSCI Germany ETF	107,796	2,851,204
iShares® MSCI All Country Asia ex Japan ETF	36,512	2,164,066
iShares® MSCI Australia ETF	34,102	713,414
iShares® MSCI EAFE ETF	8,641	559,764
iShares® MSCI Japan ETF	221,192	2,860,012
iShares® MSCI Switzerland Capped ETF	12,588	429,251

		Shares	Value (Note 2)

	Equity (continued)
	iShares® MSCI United Kingdom ETF	66,304	$1,229,276
	iShares® U.S. Consumer Goods ETF	12,135	1,316,162
	iShares® U.S. Energy ETF	17,245	670,658
	iShares® U.S. Home Construction ETF	32,032	910,670
	PowerShares® Aerospace & Defense Portfolio	10,421	369,529
	PowerShares® Europe Currency Hedged Low Volatility Portfolio	43,944	1,103,434
	PowerShares® KBW Bank Portfolio	22,928	924,915
	PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	17,009	435,771
	SPDR® Morgan Stanley Technology ETF	20,174	2,143,286
	Vanguard® FTSE Developed Markets ETF	38,671	1,555,734
	Vanguard® Telecommunication Services ETF	3,919	338,700
	WisdomTree® Europe Hedged Equity Fund	127,148	8,155,273
	WisdomTree® Japan Hedged Equity Fund	36,608	2,103,130
	WisdomTree® Japan SmallCap Dividend Fund	7,244	410,807
	WisdomTree® LargeCap Dividend Fund	15,922	1,164,694

			37,462,711

TOTAL EXCHANGE TRADED FUNDS (Cost $37,109,724)			39,406,584

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (4.33%)
Money Market Fund (4.33%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.082%	1,888,811	1,888,811

TOTAL SHORT TERM INVESTMENTS (Cost $1,888,811)			1,888,811

TOTAL INVESTMENTS (100.11%) (Cost $41,054,723)			$43,680,545

Liabilities In Excess Of Other Assets (-0.11%)			(48,784)

NET ASSETS (100.00%)			$43,631,761

(a)	Affiliated Company. See Note 4 in Notes to Quarterly Statement of Investments.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

KBW- Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

NYSE - New York Stock Exchange

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

RiverFront Global Growth Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

		Value
	Shares	(Note 2)

COMMON STOCKS (5.96%)
Communications (0.72%)
Media (0.72%)
CBS Corp. Class B	11,293	$603,837

TOTAL COMMUNICATIONS		603,837

Consumer, Cyclical (1.83%)
Retail (1.83%)
Costco Wholesale Corp.	4,005	581,927
CVS Health Corp.	8,456	951,046

		1,532,973

TOTAL CONSUMER, CYCLICAL		1,532,973

Consumer, Non-Cyclical (2.67%)
Pharmaceuticals (2.67%)
Abbott Laboratories	14,378	728,821
Bristol-Myers Squibb Co.	12,614	827,983
Pfizer, Inc.	18,620	671,437

		2,228,241

TOTAL CONSUMER, NON-CYCLICAL		2,228,241

Technology (0.74%)
Software (0.74%)
Oracle Corp.	15,506	619,309

TOTAL TECHNOLOGY		619,309

TOTAL COMMON STOCKS (Cost $4,190,926)		4,984,360

EXCHANGE TRADED FUNDS (90.32%)
Equity (90.32%)
Consumer Staples Select Sector SPDR® Fund	29,329	1,475,542
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	170,034	5,036,407
Financial Select Sector SPDR® Fund	60,525	1,525,835
First Trust NYSE Arca Biotechnology Index Fund	10,150	1,282,859
Global X FTSE Nordic Region ETF	15,201	363,616
iShares® Asia 50 ETF	23,482	1,107,176
iShares® Currency Hedged MSCI Germany ETF	207,114	5,478,165
iShares® MSCI All Country Asia ex Japan ETF	88,862	5,266,851
iShares® MSCI Australia ETF	66,005	1,380,825
iShares® MSCI Japan ETF	495,709	6,409,517
iShares® MSCI Pacific ex Japan ETF	16,211	694,155
iShares® MSCI United Kingdom ETF	99,975	1,853,537
iShares® U.S. Consumer Goods ETF	13,564	1,471,152

			Value
		Shares	(Note 2)

Equity (continued)
	iShares® U.S. Energy ETF	53,762	$2,090,804
	iShares® U.S. Home Construction ETF	64,638	1,837,658
	PowerShares® Aerospace & Defense Portfolio	26,735	948,023
	PowerShares® Europe Currency Hedged Low Volatility Portfolio	77,952	1,957,375
	PowerShares® KBW Bank Portfolio	57,858	2,333,992
	PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	33,012	845,767
	SPDR® Morgan Stanley Technology ETF	38,832	4,125,512
	Vanguard® FTSE Developed Markets ETF	78,825	3,171,130
	Vanguard® Information Technology ETF	6,168	670,092
	Vanguard® Telecommunication Services ETF	9,050	782,146
	WisdomTree® Europe Hedged Equity Fund	281,860	18,078,500
	WisdomTree® Japan Hedged Equity Fund	78,525	4,511,261
	WisdomTree® Japan SmallCap Dividend Fund	13,489	764,961

			75,462,858

TOTAL EXCHANGE TRADED FUNDS (Cost $69,541,395)			75,462,858

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (3.74%)
Money Market Fund (3.74%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.082%	3,123,264	3,123,264

TOTAL SHORT TERM INVESTMENTS (Cost $3,123,264)			3,123,264

TOTAL INVESTMENTS (100.02%) (Cost $76,855,585)			$83,570,482

Liabilities In Excess Of Other Assets (-0.02%)			(19,256)

NET ASSETS (100.00%)			$83,551,226

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

KBW- Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

NYSE - New York Stock Exchange.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

RiverFront Moderate Growth & Income Fund
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)

		Value
	Shares	(Note 2)

COMMON STOCKS (5.79%)
Communications (0.66%)
Media (0.66%)
CBS Corp. Class B	17,577	$939,842

TOTAL COMMUNICATIONS		939,842

Consumer, Cyclical (1.84%)
Retail (1.84%)
Costco Wholesale Corp.	6,893	1,001,553
CVS Health Corp.	14,522	1,633,289

		2,634,842

TOTAL CONSUMER, CYCLICAL		2,634,842

Consumer, Non-Cyclical (2.59%)
Pharmaceuticals (2.59%)
Abbott Laboratories	24,928	1,263,601
Bristol-Myers Squibb Co.	21,053	1,381,919
Pfizer, Inc.	29,420	1,060,885

		3,706,405

TOTAL CONSUMER, NON-CYCLICAL		3,706,405

Technology (0.70%)
Software (0.70%)
Oracle Corp.	25,134	1,003,852

TOTAL TECHNOLOGY		1,003,852

TOTAL COMMON STOCKS (Cost $6,852,795)		8,284,941

EXCHANGE TRADED FUNDS (92.02%)
Debt (37.82%)
Guggenheim BulletShares 2016 Corporate Bond ETF	165,990	3,683,318
Guggenheim BulletShares 2017 Corporate Bond ETF	162,267	3,693,197
Guggenheim BulletShares 2018 Corporate Bond ETF	174,054	3,696,907
iShares® 0-5 Year High Yield Corporate Bond ETF	76,041	3,649,208
iShares® Barclays 1-3 Year Credit Bond ETF	10,832	1,139,418
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	59,692	5,908,911
PIMCO Enhanced Short Maturity Active ETF	66,244	6,697,269
RiverFront Strategic Income Fund(a)	600,817	14,984,376
SPDR® Barclays Short Term Corporate Bond ETF	121,612	3,721,327

			Value
		Shares	(Note 2)

Debt (continued)
	SPDR® Barclays Short Term High Yield Bond ETF	244,345	$6,944,285

			54,118,216

	Equity (54.20%)
	Consumer Staples Select Sector SPDR® Fund	88,626	4,458,774
	Deutsche X-trackers MSCI EAFE Hedged Equity ETF	276,102	8,178,141
	iShares® Core S&P 500® ETF	15,163	3,210,917
	iShares® Currency Hedged MSCI Germany ETF	164,688	4,355,998
	iShares® MSCI Japan ETF	470,209	6,079,802
	iShares® U.S. Energy ETF	41,446	1,611,835
	iShares® U.S. Home Construction ETF	42,893	1,219,448
	PowerShares® Aerospace & Defense Portfolio	33,013	1,170,641
	PowerShares® Europe Currency Hedged Low Volatility Portfolio	203,650	5,113,652
	PowerShares® KBW Bank Portfolio	105,140	4,241,348
	PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	57,460	1,472,125
	PowerShares® S&P 500® High Dividend Portfolio	198,388	6,507,126
	SPDR® Morgan Stanley Technology ETF	44,892	4,769,326
	Vanguard® Telecommunication Services ETF	16,398	1,417,197
	WisdomTree® Europe Hedged Equity Fund	228,969	14,686,072
	WisdomTree® Japan Hedged Equity Fund	73,610	4,228,894
	WisdomTree® Japan SmallCap Dividend Fund	18,717	1,061,441
	WisdomTree® LargeCap Dividend Fund	51,773	3,787,195

			77,569,932

TOTAL EXCHANGE TRADED FUNDS (Cost $127,660,147)			131,688,148

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (2.09%)
Money Market Fund (2.09%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.082%	2,998,983	2,998,983

TOTAL SHORT TERM INVESTMENTS (Cost $2,998,983)			2,998,983

Value
(Note 2)

TOTAL INVESTMENTS (99.90%) (Cost $137,511,925)	$142,972,072

Other Assets In Excess Of Liabilities (0.10%)	136,262

NET ASSETS (100.00%)	$143,108,334

(a)	Affiliated Company. See Note 4 in Notes to Quarterly Statement of Investments.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

KBW- Keefe, Bruyette, & Woods.

MSCI - Morgan Stanley Capital International.

PIMCO - Pacific Investment Management Company.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of July 31, 2015, the Trust had 31 registered funds. This quarterly report describes the following 13 funds: ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS| WMC Research Value Fund (formerly the ALPS | WMC Disciplined Value Fund), Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund (each, a “Fund” and collectively, the “Funds”).

ALPS | Alerian MLP Infrastructure Index Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | Sterling ETF Tactical Rotation Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Sterling Tactical Rotation Index. ALPS | Westport Resources Hedged High Income Fund seeks to provide high current income. The Fund’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation. ALPS | WMC Research Value Fund seeks long-term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. The RiverFront Conservative Income Builder Fund seeks to provide current income and potential for that income to grow over time. The RiverFront Dynamic Equity Income Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceed the average yield on global stocks generally. The RiverFront Global Allocation Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income. The RiverFront Global Growth Fund seeks to achieve long-term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The RiverFront Moderate Growth & Income Fund has two primary investment objectives: (1) seeks to provide a level of current income that exceeds the average yield on U.S. stocks in general and (2) to provide a growing stream of income over the years. The Funds secondary objective is to provide growth of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of July 31, 2015, net assets of the CoreCommodity Fund were $439,683,974, of which $77,281,901 or 17.58%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund.

The Portfolio established residency in Mauritius allowing the Kotak Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. If the benefits of the Treaty are denied or if the Portfolio is held to have a permanent establishment in India, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India. India’s Finance Act of 2012 had introduced legislation on General Anti- Avoidance Rules (“GAAR”) into the Act which contains treaty override provisions. The GAAR may be used by the Indian tax authorities to declare any arrangement whose main purpose or one of the main purposes is to obtain a tax benefit, as an “impermissible avoidance arrangement”. Originally, GAAR was to be effective from April 1, 2012; however, subsequent to the 2013 amendments introduced to the Finance Act, GAAR had been deferred until April 1, 2015. In the 2015 budget presentation, the Finance Minister (India) announced that the implementation of GAAR will be delayed by two years.

 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of July 31, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | Alerian MLP Infrastructure Index Fund
Master Limited Partnerships(a)	$30,406,708	$–	$–	$30,406,708

Total	$30,406,708	$–	$–	$30,406,708

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$149,222,192	$–	$–	$149,222,192
Master Limited Partnerships(a)	2,111,689	–	–	2,111,689
Commodity-Linked Notes	–	2,682,696	–	2,682,696
Government Bonds	–	262,853,528	–	262,853,528
Purchased Options	32,250	–	–	32,250
Short Term Investments	37,391,984	–	–	37,391,984

Total	$188,758,115	$265,536,224	$–	$454,294,339

Other Financial Instruments

Assets
Futures Contracts	$2,125,969	$–	$–	$2,125,969
Total Return Swap Contracts	–	808,866	–	808,866
Liabilities
Written Options	(2,539,938)	–	–	(2,539,938)
Futures Contracts	(2,414,514)	–	–	(2,414,514)
Total Return Swap Contracts	–	(30,167,640)	–	(30,167,640)

Total	$(2,828,483)	$(29,358,774)	$–	$(32,187,257)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | Kotak India Growth Fund
Common Stocks
Consumer Discretionary	$313,120	$1,696,533	$–	$2,009,653
Consumer Staples	–	1,452,040	–	1,452,040
Energy	–	746,914	–	746,914
Financials	266,424	4,980,995	–	5,247,419
Health Care	192,163	917,367	–	1,109,530
Industrials	114,489	1,942,396	–	2,056,885
Information Technology	551,941	1,621,443	–	2,173,384
Materials	184,514	2,092,539	–	2,277,053
Telecommunication Services	–	161,261	–	161,261
Short Term Investments	194,636	–	–	194,636

Total	$1,817,287	$15,611,488	$–	$17,428,775

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | Red Rocks Listed Private Equity Fund
Closed-End Funds	$66,252,113	$–	$–	$66,252,113
Common Stocks(a)	442,807,643	–	–	442,807,643
Short Term Investments	9,473,502	–	–	9,473,502

Total	$518,533,258	$–	$–	$518,533,258

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | Sterling ETF Tactical Rotation Fund
Exchange Traded Funds	$31,671,418	$–	$–	$31,671,418
Short Term Investments	352,335	–	–	352,335

Total	$32,023,753	$–	$–	$32,023,753

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | Westport Resources Hedged High Income Fund
Exchange Traded Funds	$251,198	$–	$–	$251,198
Bank Loans(a)	–	6,410,755	–	6,410,755
Convertible Corporate Bonds(a)	–	846,903	–	846,903
Corporate Bonds
Basic Materials	–	843,562	–	843,562
Communications	–	1,179,045	–	1,179,045
Consumer, Cyclical	–	1,978,253	–	1,978,253
Consumer, Non-cyclical	–	949,750	–	949,750
Energy	–	1,420,998	–	1,420,998
Financials	–	1,739,941	–	1,739,941
Industrials	–	1,709,746	262,500	1,972,246
Technology	–	618,747	–	618,747
Mortgage Backed Securities	–	2,507,930	–	2,507,930
Short Term Securities	–	49,991	–	49,991

Total	$251,198	$20,255,621	$262,500	$20,769,319

Other Financial Instruments

Assets
Futures Contracts	$8,058	$–	$–	$8,058
Forward Foreign Currency Contracts	–	11,980	–	11,980
Liabilities
Futures Contracts	(50,715)	–	–	(50,715)
Credit Default Swap Contracts	–	(2,111)	–	(2,111)
Forward Foreign Currency Contracts	–	(512)	–	(512)

Total	$(42,657)	$9,357	$–	$(33,300)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | WMC Research Value Fund
Common Stocks(a)	$100,329,967	$–	$–	$100,329,967
Short Term Investments	1,600,976	–	–	1,600,976

Total	$101,930,943	$–	$–	$101,930,943

Other Financial Instruments

Assets
Futures Contracts	$1,172	$–	$–	$1,172

Total	$1,172	$–	$–	$1,172

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Clough China Fund
Common Stocks
Communications	$–	$11,242,230	$–	$11,242,230
Consumer, Cyclical	1,376,916	8,618,258	–	9,995,174
Consumer, Non-cyclical	544,111	1,581,800	–	2,125,911
Energy	897,681	5,069,533	–	5,967,214
Financials	887,086	28,709,988	–	29,597,074
Industrials	1,758,001	6,061,124	–	7,819,125
Technology	–	9,458,776	–	9,458,776
Utilities	879,929	–	–	879,929
Participation Notes(a)	–	2,499,502	–	2,499,502
Short Term Investments	3,620,472	–	–	3,620,472

Total	$9,964,196	$73,241,211	$–	$83,205,407

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

RiverFront Conservative Income Builder Fund
Exchange Traded Funds(a)	$8,430,668	$–	$–	$8,430,668
Short Term Investments	308,978	–	–	308,978

Total	$8,739,646	$–	$–	$8,739,646

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

RiverFront Dynamic Equity Income Fund
Common Stocks(a)	$4,571,949	$–	$–	$4,571,949
Exchange Traded Funds(a)	69,660,044	–	–	69,660,044
Short Term Investments	2,820,105	–	–	2,820,105

Total	$77,052,098	$–	$–	$77,052,098

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

RiverFront Global Allocation Fund
Common Stocks(a)	$2,385,150	$–	$–	$2,385,150
Exchange Traded Funds(a)	39,406,584	–	–	39,406,584
Short Term Investments	1,888,811	–	–	1,888,811

Total	$43,680,545	$–	$–	$43,680,545

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

RiverFront Global Growth Fund
Common Stocks(a)	$4,984,360	$–	$–	$4,984,360
Exchange Traded Funds(a)	75,462,858	–	–	75,462,858
Short Term Investments	3,123,264	–	–	3,123,264

Total	$83,570,482	$–	$–	$83,570,482

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

RiverFront Moderate Growth & Income Fund
Common Stocks(a)	$8,284,941	$–	$–	$8,284,941
Exchange Traded Funds(a)	131,688,148	–	–	131,688,148
Short Term Investments	2,998,983	–	–	2,998,983

Total	$142,972,072	$–	$–	$142,972,072

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments.

The Funds recognize transfers between levels as of the end of the period. For the period ended July 31, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities, except the ALPS | Kotak India Growth Fund and the Clough China Fund. The ALPS | Kotak India Growth Fund and Clough China Fund utilize a fair value evaluation service with respect to international securities with an earlier market closing than the Funds’ net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amounts disclosed in the tables below represents the value of the securities as of July 31, 2015 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at October 31, 2014.

The ALPS | Kotak India Growth Fund had the following transfers between Levels 1 and 2 at July 31, 2015:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$1,131,485	$(1,178,848)	$1,178,848	$(1,131,485)

Total	$1,131,485	$(1,178,848)	$1,178,848	$(1,131,485)

The Clough China Fund had the following transfers between Levels 1 and 2 at July 31, 2015:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$-	$(2,235,093)	$2,235,093	$-

Total	$-	$(2,235,093)	$2,235,093	$-

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of	Accrued discount/	Realized	Change in Unrealized Appreciation/		Sales	Transfer into	Transfer out of	Balance as of
	October 31, 2014	premium	Gain/(Loss)	(Depreciation)	Purchases	Proceeds	Level 3	Level 3	July 31, 2015

Westport Resources Hedged High Income Fund
Corporate Bonds	$262,500	$10,546	$-	$(10,546)	$-	$-	$-	$-	$262,500

Total	$262,500	$10,546	$-	$(10,546)	$-	$-	$-	$-	$262,500

Information about Level 3 fair value measurements as of July 31, 2015:

	Fair Value	Valuation Technique	Unobservable Input

ALPS| Westport Resources Hedged High Income Fund
Assets
Corporate Bonds	$262,500	Broker	Broker Quote

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Distributions to Shareholders: Each Fund, except the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund normally pays dividends and distributes capital gains, if any, on an annual basis. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund pay dividends, if any, on a quarterly basis and distribute capital gains annually. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Distributions received from the ALPS | Alerian MLP Infrastructure Index Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Treasury Inflation Protected-Securities: The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Unrealized Appreciation and Depreciation on Investments: As of July 31, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes

ALPS | Alerian MLP Infrastructure Index Fund	$381,606	$(2,969,232)	$(2,587,626)	$32,994,334
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	7,102,410	(40,461,373)	(33,358,963)	487,653,302
ALPS | Kotak India Growth Fund	2,434,206	(772,929)	1,661,277	15,767,498
ALPS | Red Rocks Listed Private Equity Fund	61,360,259	(11,149,351)	50,210,908	468,322,350
ALPS | Sterling ETF Tactical Rotation Fund	-	(4,646)	(4,646)	32,028,399
ALPS | Westport Resources Hedged High Income Fund	209,437	(1,605,970)	(1,396,533)	22,165,852
ALPS | WMC Research Value Fund	13,792,812	(3,410,149)	10,382,663	91,548,280
Clough China Fund	11,798,916	(4,136,893)	7,662,023	75,543,384
RiverFront Conservative Income Builder Fund	159,425	(67,564)	91,861	8,647,785
RiverFront Dynamic Equity Income Fund	4,679,445	(1,306,986)	3,372,459	73,679,639
RiverFront Global Allocation Fund	3,250,386	(629,588)	2,620,798	41,059,747
RiverFront Global Growth Fund	7,925,926	(1,240,124)	6,685,802	76,884,680
RiverFront Moderate Growth & Income Fund	7,049,986	(1,589,839)	5,460,147	137,511,925

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund and ALPS | Westport Resources Hedged High Income Fund are permitted to enter in various types of derivatives contracts. The other funds including ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS|Sterling ETF Tactical Rotation Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund may invest to a lesser extent in derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return and the ALPS Westport Hedged High Income Fund for hedging purposes. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at July 31, 2015 are disclosed after the Statement of Investments.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The Funds had the following transactions in written covered call/put options during the period ended July 31, 2015:

	Number of Contracts	Premiums Received

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Options Outstanding, at the beginning of the period	(536)	$ 1,186,481
Options written	(1,495)	2,844,427
Options closed	773	(1,684,563)
Options expired	303	(339,996)

Options Outstanding, at July 31, 2015	(955)	$ 2,006,349

4. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended July 31, 2015 were as follows:

RiverFront Conservative Income Builder Fund
Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance July 31, 2015	Dividend Income	Realized Loss	Market Value July 31, 2015

RiverFront Strategic Income Fund	34,106	9,921	6,737	37,290	$ 23,259	$ (3,218)	$930,013

					$ 23,259	$ (3,218)	$930,013

RiverFront Dynamic Equity Income Fund
Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance July 31, 2015	Dividend Income	Realized Loss	Market Value July 31, 2015

RiverFront Strategic Income Fund	142,382	110,029	19,168	233,243	$133,137	$ (8,698)	$5,817,080

					$133,137	$ (8,698)	$5,817,080

RiverFront Global Allocation Fund
Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance July 31, 2015	Dividend Income	Realized Loss	Market Value July 31, 2015

RiverFront Strategic Income Fund	18,764	77,280	18,102	77,942	$ 39,181	$ (5,537)	$1,943,873

					$ 39,181	$ (5,537)	$1,943,873

RiverFront Moderate Growth & Income Fund
Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance July 31, 2015	Dividend Income	Realized Loss	Market Value July 31, 2015

RiverFront Strategic Income Fund	489,954	120,906	10,043	600,817	$368,373	$ (4,363)	$14,984,376

					$368,373	$ (4,363)	$14,984,376

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	September 28, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	September 28, 2015